UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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RARE ELEMENT RESOURCES LTD.

 (Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of Annual and Special Meeting of Shareholders

and

Management Information Circular

2011

RARE ELEMENT RESOURCES LTD.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual and special meeting of the shareholders of Rare Element Resources Ltd. (the “Company”) will be held at 225 Union Blvd, Suite 250, Lakewood, Colorado, on Friday, December 2, 2011 at 2:00 p.m. (Mountain Standard time).  At the meeting, the shareholders will receive the audited financial statements for the year ended June 30, 2011, together with the auditor’s report thereon, and consider resolutions to:

1.

elect directors of the Company for the ensuing year;

2.

appoint DeVisser Gray, Chartered Accountants, as auditor of the Company for the ensuing year and authorize the directors to determine the remuneration to be paid to the auditor;

3.

consider and if deemed advisable, to pass an ordinary resolution to adopt a new 10% rolling stock option plan, as more particularly set out in the section of the Information Circular entitled “Particulars of Matters to be Acted Upon – Adoption of 10% Rolling Stock Option Plan”;

4.

conduct an advisory vote on the compensation of our named executive officers;

5.

conduct an advisory vote to determine the frequency of conducting future advisory votes on executive compensation; and

6.

transact such other business as may properly be put before the meeting.

All registered shareholders are entitled to attend and vote at the meeting in person or by proxy.  The board of directors requests all registered shareholders who will not be attending the meeting in person to read, date and sign the accompanying proxy and deliver it to Computershare Trust Company of Canada, Attention: 100 University Ave., 9th Floor, Toronto, ON M5J 2Y1.  If a shareholder does not deliver a proxy to Computershare Trust Company of Canada by 2:00 p.m. (Mountain Standard time) on Wednesday, November 30, 2011 (or before 48 hours, excluding Saturdays, Sundays and holidays before any adjournment of the meeting at which the proxy is to be used) then the shareholder will not be entitled to vote at the meeting by proxy.  Only shareholders of record at the close of business on Tuesday, October 25, 2011 will be entitled to vote at the meeting.

An information circular and a form of proxy accompany this notice.

DATED at Lakewood, Colorado, the 28th day of October, 2011.

ON BEHALF OF THE BOARD

/s/ Donald E. Ranta

Donald E. Ranta

President and Chief Executive Officer

RARE ELEMENT RESOURCES LTD.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

INFORMATION AND PROXY CIRCULAR
(as at October 25, 2011 except as otherwise indicated)

SOLICITATION OF PROXIES

This information and proxy circular (the “Circular”) is provided in connection with the solicitation of proxies by the management and board of directors of Rare Element Resources Ltd. (the “Company”).  The form of proxy which accompanies this Circular (the “Proxy”) is for use at the annual and special meeting of the shareholders of the Company to be held on Friday, December 2, 2011 (the “Meeting”), at the time and place set out in the accompanying notice of meeting (the “Notice of Meeting”).

The solicitation of proxies by management and the board of the Company will be made primarily by mail but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Company.  While no arrangements have been made to date, the Company may contract for the solicitation of proxies for the Meeting.  Such arrangements would include customary fees which would be borne by the Company.

It is anticipated that this Circular and the accompanying form of proxy will be first mailed to shareholders on or about October 31, 2011.

The executive office of the Company is located at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228 and its telephone number is (720) 278-2460.  The administrative office of the Company is located at 325 Howe Street, Suite 410, Vancouver, British Columbia V6C 1Z7.

All references to currency in this Circular are in United States dollars, unless otherwise indicated.

APPOINTMENT AND REVOCATION OF PROXY

Appointment of Proxy

The persons named in the Proxy are directors and/or officers of the Company.  A registered shareholder who wishes to appoint some other person to serve as their representative at the Meeting may do so by striking out the printed names and inserting the desired person's name in the blank space provided.  The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer, or attorney, of such corporation.  An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Company or its agent.  In order for a proxy to be valid, a registered shareholder must:

(a)

sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

(b)

return the properly executed and completed form of proxy to Computershare Trust Company of Canada (“Computershare”) by 2:00 p.m. (Mountain Standard time) on Wednesday, November 30, 2011 (or before 48 hours, excluding Saturdays, Sundays and holidays before any adjournment of the meeting at which the proxy is to be used).

Revocation of Proxy

A registered shareholder may revoke the Proxy by:

(a)

signing a proxy with a later date and delivering it at the time and place noted above;

(b)

signing and dating a written notice of revocation and delivering it at the time and to the place noted above; or

(c)

attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.

Provisions Relating to Voting of Proxies

The shares represented by proxy in the enclosed form will be voted or withheld from voting by the designated holder in accordance with the direction of the registered shareholder appointing him.  If there is no direction by the registered shareholder, those shares will be voted in accordance with the Board’s recommendation for such matter or matters, as described under each such proposal in this Circular.  If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted in accordance with the Board’s recommendation for such matter or matters, as described in this Circular.

Exercise of Discretion by Proxyholders

The Proxy gives the person named in it the discretion to vote as such person sees fit on any amendments or variations to matters identified in the Notice of Meeting, or any other matters which may properly come before the Meeting, subject to any limitation imposed by applicable law.  At the time of printing of this Circular, the management of the Company knows of no other matters which may come before the Meeting other than those referred to in the Notice of Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons names in the proxy will vote in accordance with their best judgment on such amendment, variation or matter, subject to any limitation imposed by applicable law.

Non-Registered Holders

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.  Most shareholders of the Company are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  A person is not a registered shareholder (a “Non-Registered Holder”) in respect of shares which are held either:  (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as CDS Clearing and Depository Services Inc. (“CDS”) in Canada and the Depository Trust Company (“DTC”) in the United States), of which the Intermediary is a participant.

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as “NOBOs”.  Those Non-Registered Holders who have objected to their Intermediary disclosing ownership information about themselves to the Company are referred to as “OBOs”.  In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has elected to send the Notice of Meeting, this Circular and the Proxy (collectively, the “Meeting Materials”) directly to the NOBOs, and indirectly through Intermediaries to the OBOs.  The Intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each OBO, unless the OBO has waived the right to receive them.

Intermediaries will frequently use service companies to forward the Meeting Materials to the OBOs.  Generally, an OBO who has not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the OBO and must be completed, but not signed, by the OBO and deposited with Computershare; or

(b)

more typically, be given a voting instruction form (“VIF”) which is not signed by the Intermediary, and which, when properly completed and signed by the OBO and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow.

These securityholder materials are being sent to both registered shareholders and Non-Registered Holders.  If you are a Non-Registered Holder, and the Company or its agent has sent these materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.  By choosing to send these materials to you directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instruction.

The Meeting Materials sent to NOBOs who have not waived the right to receive meeting materials are accompanied by a VIF, instead of a form of proxy.  By returning the VIF in accordance with the instructions noted on it, a NOBO is able to instruct the voting of the Shares owned by it.

VIFs, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.  The purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Shares which they beneficially own.  Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his or her behalf, the Non-Registered Holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder, or his or her nominee, the right to attend and vote at the Meeting.

Please return your voting instructions as specified in the VIF.  Non-Registered Holders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Financial Statements

The audited financial statements of the Company for the year ended June 30, 2011 together with the auditor’s report on those statements (the “Financial Statements”), will be presented to the shareholders at the Meeting.

 VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As at October 25, 2011, the Company’s authorized capital consists of an unlimited number of common shares without par value of which 44,096,674 common shares are issued and outstanding.  All common shares in the capital of the Company carry the right to one vote.

The Board of Directors of the Company has fixed the close of business on October 25, 2011 as the record date for the purpose of determining the shareholders entitled to received notice of the Meeting, but failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.  Every registered shareholder as at October 25, 2011 who personally attends the Meeting will be entitled to vote at the Meeting, except to the extent that:

(a)

such shareholder has transferred the ownership of any of his or her Common Shares after October 25, 2011; and

(b)

the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the Proxy to attend and vote, deliver their Proxies at the place and within the time set forth in the notes to the Proxy.

Broker Non-Votes

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers.  Under the Business Corporations Act (British Columbia), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Non-Registered Holders of those shares.  Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections and executive compensation matters) unless the beneficial owner of such shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote”.  Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Ownership of the Company’s Common Shares by Certain Beneficial Owners

To the knowledge of the directors and executive officers of the Company, there is no person who beneficially owns or controls or directs, directly or indirectly, 5% or more of the issued and outstanding common shares of the Company as of October 25, 2011.

Ownership of the Company’s Common Shares by Management

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Company’s Common Shares, as of October 25, 2011, by (i) each of the Company’s executive officers and directors and (ii) the Company’s executive officers and directors, as a group.

Name and Position	Common Shares Beneficially Owned	Percentage of Class(1)
Donald E. Ranta Chief Executive Officer & President, Director 309 Parkview Avenue, Golden, CO, USA 80401	715,500(2)	1.6%
Mark T. Brown Director, Former Chief Financial Officer 3621 W. 20th Avenue, Vancouver, BC Canada V6S 1E9	1,980,645(3)	4.3%
M. Norman Anderson Director and Chairman 72-4900 Cartier Street, Vancouver, BC Canada V6M 4H2	220,000(4)	0.5%
Norman W. Burmeister Director #19 Stoney Point Road, Dubois, WY, USA 82513	595,000(5)	1.3%
Gregory E. McKelvey Director 6454 Ruin Hill Loop, Pine, AZ, USA 88544	233,600(6)	0.5%
Paul Schlauch Director 5859 Oak Creek Lane, Greenwood Village, CO, USA 80121	20,000(7)	0.0%
Dave Suleski Chief Financial Officer 14172 W Bates Ave, Lakewood, CO, USA 80228-5329	40,000(8)	0.1%
Jaye Pickarts Chief Operating Officer 9792 West Unser Avenue, Littleton, CO, USA 80128	102,153(9)	0.2%
George Byers VP of Government and Community Relations 5901 W Lehigh Ave, #12, Denver, CO, USA 80235	100,000(10)	0.2%
Jim Clark VP of Exploration 4909 NE 320th Ave, Camas, WA, USA 98607	150,000(11)	0.3%
All executive officers and directors as a group	4,156,898	9.1%

(1)

In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each person is based on  44,096,674 Common Shares outstanding as of October 25, 2011, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after October 25, 2011.

(2)

285,500 common shares and 430,000 options vested or to be vested within 60 days after October 25, 2011 are held by Donald Ranta personally.

(3)

940,645 of these common shares are held by Pacific Opportunity Capital Ltd., a company of which Mark Brown is the President and a director, 45,000 of these common shares are held by a company 100% owned by Mark Brown and 635,000 of these common shares are held by Mark Brown personally. Another 360,000 options vested or to be vested within 60 days after October 25, 2011 are held by Mark Brown personally.

(4)

220,000 options vested or to be vested within 60 days after October 25, 2011 are held by Norm Anderson personally.

(5)

325,000 common shares and 270,000 options vested or to be vested within 60 days after October 25, 2011 are held by Norm Burmeister personally.

(6)

193,600 common shares and 40,000 options vested or to be vested within 60 days after October 25, 2011 are held by Gregory McKelvey personally.

(7)

20,000 options vested or to be vested within 60 days after October 25, 2011 are held by Paul Schlauch personally.

(8)

40,000 options vested or to be vested within 60 days after October 25, 2011 are held by David Suleski personally.

(9)

2,153 common shares and 100,000 options vested or to be vested within 60 days after October 25, 2011 are held by Jaye Pickarts personally.

(10)

60,000 common shares and 40,000 options vested or to be vested within 60 days after October 25, 2011 are held by George Byers personally.

(11)

150,000 options vested or to be vested within 60 days after October 25, 2011 are held by Jim Clark personally.

Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future.  To the Company’s knowledge, there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a change in the Company’s control.

Quorum

The Company's articles of incorporation provide that any two persons who are present or represent by proxy, shareholders who, in the aggregate hold at least 5% (1/20) of the issued shares entitled to be voted at the meeting shall constitute a quorum.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of British Columbia or the Articles or By-Laws of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office until the next annual general meeting of the shareholders or until their successors are elected or appointed.  The management and board of directors of the Company proposes to nominate the persons listed below for election as directors of the Company to serve until their successors are elected or appointed.  In the absence of instructions to the contrary, Proxies given pursuant to the solicitation by the management and board of directors of the Company will be voted for the nominees listed in this Circular.  Management does not contemplate that any of the nominees will be unable to serve as a director. The number of directors on the board of directors (the “Board”) of the Company is currently set at six.

The following table sets out the names and ages of the nominees for election as directors, the offices they hold within the Company, their occupations, and the length of time they have served as directors of the Company:

Name, age, province or state and country of residence and positions, current and former, if any, held in the Company	Principal occupation for last five years	Served as director since
DONALD E. RANTA, 69 Colorado, USA Director, President & Chief Executive Officer	President, Rare Element Resources Ltd.; consultant for various mining companies; 2004-06 Vice President - Exploration, Gryphon Gold Corp.	October 1, 2007
MARK T. BROWN, 43 British Columbia, Canada Director	President, Pacific Opportunity Capital Ltd.	June 3, 1999
M. NORMAN ANDERSON, 80 (1)(2) British Columbia, Canada Director and Chairman	President, Norman Anderson & Associates	July 13, 2003
NORMAN W. BURMEISTER, 72 (1)(2) Wyoming, United States Director	President, Saratoga Gold Company Ltd.	July 17, 2003
GREGORY E. MCKELVEY, 68 (1)(2) Arizona, United States Director	Consultant for various mining companies; July 2007 – Sept. 1, 2011 President & CEO - Animas Resources Ltd.	February 19, 2008
PAUL SCHLAUCH, 69 Greenwood Village, Colorado Director	Retired partner with Holland & Hart; consultant for various mining companies.	July 5, 2011

Notes:

(1)

Member of the Company’s Audit Committee. Gregory McKelvey is the present chair of the Audit Committee.

(2)

Member of the Nominating, Corporate Governance and Compensation Committee. Gregory McKelvey is the present chair of the Nominating, Corporate Governance and Compensation Committee, although the Company anticipates that Mark Brown will be appointed as the chair of the Nominating, Corporate Governance and Compensation Committee following the Meeting.

The following are brief biographies of the Company’s nominees for election to the Board:

Donald Ranta is an exploration and development executive experienced in planning, implementing and directing successful exploration and acquisition programs throughout North America and South America. He has extensive experience in generative exploration, project exploration and evaluation, and business planning.  He has successfully directed and led exploration efforts and managed exploration teams, resulting in the discovery or acquisition and evaluation of several major ore deposits. In addition, Mr. Ranta is a former President and board member of SME and the current Vice-President-Finance and a board Member of AIME. Mr. Ranta obtained a Bachelor of Science degree from the University of Minnesota in June of 1965, a Masters degree from the University of Nevada in June of 1967 and a PhD from the Colorado School of Mines in May of 1974. He presently serves a director of Animas Resources Ltd., Otis Gold Corp. and Avrupa Minerals Ltd.

Mr. Ranta’s extensive exploration and development executive experience in planning, implementing and directing successful exploration and acquisition programs in North America are key to the Company’s current business plans in relation to the ongoing exploration and development of the Company’s Bear Lodge property in Wyoming.  Mr. Ranta has been a director of the Company since 2007 and his intimate knowledge of the Company’s projects together with his extensive experience within the industry bring a valuable perspective to the Company’s Board in relation to the proper management and oversight of the Company’s projects.  Accordingly, the Board believes that Mr. Ranta should once again serve on the Board.

Mark Brown is the President of Pacific Opportunity Capital Ltd., a private company which provides financial solutions, equity and management services to small and medium size entrepreneurial enterprises. Mr. Brown is currently a director of Animas Resources Ltd., Avrupa Minerals Ltd., Estrella Gold Corporation, Fox Resources Ltd., Portal Resources Ltd., Strategem Capital Corporation and Sutter Gold Mining Inc. Mark T. Brown received a Bachelor of Commerce Degree from the University of British Columbia in 1990 and is a member of the Institute of Chartered Accountants of British Columbia.   Prior to joining Pacific Opportunity Capital Ltd., Mr. Brown worked with PricewaterhouseCoopers.

Mr. Brown brings extensive experience in the areas of financing, accounting and consulting for publicly traded companies involved in the mining industry.   Further, Mr. Brown serves on the Board of several other companies in the resource sector and brings extensive experience in relation to the oversight and direction of the Company’s financial position.  Given the current exploration status of the Company’s Bear Lodge property, the Company’s desire to move its projects toward development and the Company’s need to raise additional financing to accomplish these goals, Mr. Brown’s expertise is valuable to the Company’s current business plan.  Accordingly, the Board believes that Mr. Brown should once again serve on the Board.

M. Norman Anderson worked with Cominco, now Teck Resources, during which time he spent a four-year period in an executive position with Amax Lead Zinc Inc. In 1978, he became President and Chief Operation Officer of Cominco, and in 1980 he assumed complete responsibility for Cominco’s business as Chairman and Chief Executive Officer. Mr. Anderson has also been a director of other mining companies including Cia de Minas Bonaventura SA, Hudbay Minerals Ltd. and Anatolia Mineral Development Ltd. Mr. Anderson obtained a Bachelor of Science degree from the University of Manitoba,  became a Professional Engineer in 1961, and became a fellow of the Institute of Materials, Minerals and Mining in 1989.

Mr. Anderson’s experience as a high level executive officer in the resource sector combined with his experience as a board member for several other resource companies bring  a key perspective to the Board’s role in directing the management of the Company’s projects.  Further, his degree as a Professional Engineer and his experience as a fellow of the Institute of Materials, Minerals and Mining bring an expertise to the Board in relation to the analysis and understanding of the Company’s mineral resources.  As the Company’s Bear Lodge property is an exploration stage property that the Company is moving towards development, Mr. Anderson’s experience within the resource sector and his understanding of the Company’s resource position are valuable to the implementation of the Company’s current business plan.  Accordingly, the Board believes that Mr. Anderson should once again serve on the Board.

Norman W. Burmeister graduated from the Colorado School of Mines in Mining Geology in 1961 and has over 50 years of experience in the mining industry.  He holds a professional engineer license from the

Association of Professional Engineers and Geoscientists of British Columbia.  He was Chief Geologist for Silver Standard Resources from 1965 to 1978, responsible for two grass root discoveries, the Minto copper deposit in Yukon and the Mill Creek gold deposit in Nevada, both of which became producing ore bodies.  In 1980, he founded Bull Run Corporation and served as its Chairman/CEO until 1992.  During that period Bull Run successfully found, explored and developed a significant gold mine in Elko County, Nevada.  From 2003 to 2007, he was the President and Chief Executive Officer as well as a director of Bayswater Uranium Corp.  In 1998, Mr. Burmeister identified the Bear Lodge opportunity and was responsible for its acquisition. From 2003 to 2005, he was the President and Chief Executive Officer of the Company and its predecessor companies. Since 2006, he has been the President, Chief Executive Officer and a director of Saratoga Gold Company Ltd.

Mr. Burmeister has extensive experience as a chief geologist and high-level executive in the mining industry.  Further, Mr. Burmeister’s degree in Mining Geology permits him to bringing valuable insight to the Board on the geology of the Company’s Bear Lodge property.  Mr. Burmeister aided the Company’s in the identification of the Bear Lodge property and was the former President and Chief Executive Officer of the Company.  Mr. Burmeister’s past experience in running the Company combined with his knowledge of the Company’s key property and his extensive experience as a geologist and executive of the resource sector are valuable to the Company’s current business plan.  Accordingly, the Board believes that Mr. Burmeister should once again serve on the Board.

Gregory E. McKelvey has more than forty years of extensive, international experience in Latin America, Africa, and Europe in expanding responsibilities for significant mining companies such as Kennecott, Cominco, Homestake, and Phelps Dodge.  He also acts as an Adjunct Faculty member at the University of Arizona in their International Center for Mining Health, Safety and Environment and worked for the USGS in Latin America.  He has also consulted for Codelco, Phelps Dodge, Newmont Mining, Gerald Metals and Quadra Mining.  Mr. McKelvey has successfully directed and led innovative exploration efforts, resulting in the discovery and identification of several major ore deposits.  Previously, he acted as the Managing partner of Global Mine Discovery Partnership LLC and since April 2005, he has been a geologic consultant for Quadra Mining, Newmont Gold, Gerald Minerals and Phelps Dodge.  He is the former President and CEO of Animas Resources Ltd. and currently serves as a director of Animas Resources Ltd. as well as a director of Avrupa Minerals Ltd.; Redhawk Resources Inc. and GWR Resources Inc. He obtained a Bachelor of Arts degree in Geology in June of 1966 from the University of Montana and a Masters degree in Geology in May of 1967  from Franklin & Marshall College.

Mr. McKelvey’s experience with international mining companies and his degree in geology bring a valuable perspective to the Company’s operations as the Company competes on the international level with large mining companies to identify and acquire resource properties.  Further, Mr. McKelvey’s experience in directing successful exploration projects and identifying key mineral deposits bring essential knowledge and experience to the Company’s Board as the Company seeks to further the exploration and potential development of the Company’s Bear Lodge project and as the Company evaluates potential future acquisitions.   Accordingly, the Board believes that Mr. McKelvey should once again serve on the Board

Paul Schlauch recently retired as a partner with Holland & Hart of Denver, Colorado, one of the leading law firms specializing in mining law in the United States.  Mr. Schlauch has more than 35 years of experience in legal issues relating to the mining industry. His practice has included counseling regarding operational and regulatory matters and representing clients in a wide array of transactions, including joint ventures, leases, royalty transfers, mineral property purchases and sales. He has worked extensively on public land law issues including matters relating to the location, maintenance and patenting of mining and mill site claims and the resolution of claim conflicts. Mr. Schlauch has been active in natural resource industry professional organizations and is the past President of the Rocky Mountain Mineral Law

Foundation as well as the past President of the International Mining Professionals Society. He currently serves as an Adjunct Professor of law at Denver University School of Law, where he has taught courses on mineral law and policy. He also holds an appointment as an Honorary Lecturer and Course Director on the Faculty of the Centre for Energy, Petroleum and Minerals Law and Policy at the University of Dundee, Scotland. Mr. Schlauch graduated cum laude with an A.B. in chemistry from Colgate University in 1963 and completed a law degree in 1966 at the University of Virginia.

Mr. Schlauch has specialized knowledge on mining law in the United States and mineral law and policy generally.  Mr. Schlauch’s experience in the legal community with a practice focused on counseling mining companies regarding a wide array of mineral law issues brings unique knowledge to the Company’s Board that is valuable to the Board’s oversight of both its current Bear Lodge property and to the Company’s future acquisitions.  Accordingly, the Board believes that Mr. Schlauch should once again serve on the Board.

The Company does not currently have an executive committee of its Board.

Non-Director Executive Officer Information

The following table sets out the names and ages of the Company’s non-director executive officers, the offices they hold within the Company, and the length of time they have served as officers of the Company:

Name, age, province or state and country of residence and positions, current and former, if any, held in the Company	Principal occupation for last five years	Served as officer since
JAYE PICKARTS, 53 Colorado, USA Chief Operating Officer	Senior Vice-President and director of Knight Piesold and Company.	March 14, 2011
GEORGE BYERS, 64 Colorado, USA VP Government and Community Relations

Former consultant to various companies, including  Metallica Resources Inc., AngloGold Ashanti, Stillwater Mining Company, BHP Billiton, Constellation Copper Corporation, Bayswater Uranium Corporation and Neutron Energy Inc.; 2006-2011 Vice President – Neutron Energy Inc.

February 11, 2011
JIM CLARK, 63 (1)(2) Colorado, USA VP Exploration	Former consultant to Rare Element Resources Ltd.	July 13, 2003

Jaye Pickarts is a metallurgical engineer with more than 25 years of project evaluation and operations experience in the metal mining industry. Prior to his appointment as Chief Operating Officer of the Company, he was the Senior Vice-President and director of Knight Piesold and Company in Denver, Colorado for 12 years, where he was responsible for successfully coordinating the completion of many feasibility studies and environmental permitting programs in the western United States as well as internationally. Mr. Pickarts obtained a Bachelor of Science degree in mineral processing engineering from the Montana College of Mineral Science and Technology and completed the Business Administration Graduate Program at the University of Nevada, Reno. He is also a registered Professional Engineer in Colorado and Nevada and is considered to be a “Qualified Person” in accordance with applicable Canadian securities laws.

George Byers is a 35 year mining and energy industry veteran with extensive executive experience in federal, state and local government relations. Prior to his appointment as the Vice-President of Government and Community Relations of the Company, Mr. Byers acted as a consultant to the precious metals, rare earths, copper and uranium industries on a variety of public and government issues. He is the former President of the Northwest Mining Association, and presently serves on each of the board of directors for the Mountain States Legal Foundation, the Citizens’ Alliance for Responsible Energy (CARE), the University of Mississippi Engineering School Advisory Board and the Mississippi Mineral Resources Institute. Mr. Byers obtained a Bachelor of Arts degree in Geology from the University of Mississippi in 1969 and a Masters of Urban & Regional Planning (MURP) from the University of Mississippi in 1974.

Jim Clark formerly acted as a consultant to the Company for a period of five years prior to being appointed as the Company’s Vice-President of Exploration.  Mr. Clark obtained a Bachelor of Science degree in Geology from the Ohio State of University in 1971, a Masters degree in Oceanography from the Oregon State University in 1975 followed by a Ph.D. in Geology from the University of Oregon in 1983.

Family Relationships

There are no family relationships among any directors, officers or persons nominated to be directors of the Company.  No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Arrangements between Officers and Directors

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company except the directors and executive officers of the Company acting solely in such capacity.

Corporate Cease Trade Orders or Bankruptcies

No director or proposed director of the Company is, or within the ten years prior to the date of this Circular has been, a director or executive officer of any company, including the Company, that while that person was acting in that capacity:

(a)

was the subject of a cease trade order or similar order or an order that denied the company access to any exemption under securities legislation for a period of more than 30 consecutive days; or

(b)

was subject to an event that resulted, after the director ceased to be a director or executive officer of the company being the subject of a cease trade order or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(c)

within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Company has, within the ten years prior to the date of this Circular, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

None of the proposed directors have been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, has entered into a settlement agreement with a securities regulatory authority or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable security holder making a decision about whether to vote for the proposed director.

 U.S. Legal Matters

No director or officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.  During the past ten years, no director or executive officer of the Company has:

(a)

filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)

been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)

been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)

been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)

been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)

been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Directors will be elected by a plurality of the votes cast by shareholders who vote in person or by proxy at the Meeting.  Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.  The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” each of the nominees for director.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), requires that the Company provide its shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Circular in accordance with applicable SEC rules.

As described in greater detail below under the heading “Executive Compensation - Compensation Discussion and Analysis,” the Company’s goal for its executive compensation program is to allow the Company to remain competitive compared to its peers in attracting experienced personnel.  Please see the section “Executive Compensation” and the related compensation tables below for additional details about the Company’s executive compensation programs, including information about the fiscal 2011 compensation of the Company’s named executive officers.

The Company is asking its shareholders to indicate their support for its named executive officer compensation as described in this Circular. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the Company’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Circular. Accordingly, the Company is asking shareholders to vote “FOR” the following resolution at the Meeting:

“BE IT RESOLVED, that the shareholders of Rare Element Resources Ltd. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Circular for the 2011 annual general meeting of shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

This say-on-pay vote is advisory, and therefore, is not binding on the Company, the Nominating, Corporate Governance and Compensation Committee or the Board. The Board and the Company’s

Nominating, Corporate Governance and Compensation Committee value the opinions of the Company’s shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Circular, the Company, the Board and the Nominating, Corporate Governance and Compensation Committee will consider the results of the vote in future compensation deliberations.

The approval, on an advisory, non-binding basis, of the shareholder resolution regarding the compensation of the Company’s named executive officers as described in this Circular will be approved if passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Circular. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board recommends that the shareholders vote “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Circular.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory, non-binding vote on whether an advisory vote on executive compensation (such as the say-on-pay proposal that is included above) should occur every one, two or three years. It is management’s belief, and the Board’s recommendation, that this advisory vote should occur every three years.

The Company believes it has effective executive compensation practices, as described in more detail elsewhere in this Circular. The Board believes that providing the Company’s shareholders with an advisory vote on executive compensation every three years will encourage a long-term approach to evaluating the Company’s executive compensation policies and practices, consistent with the Board’s and the Nominating, Corporate Governance and Compensation Committee’s long-term philosophy on executive compensation. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with the Company’s current compensation philosophy.

Moreover, the Board does not believe that a short review cycle will allow for a meaningful evaluation of the Company’s performance against its compensation practices, as any adjustment in pay practices would take time to implement and be reflected in the Company’s financial performance and in the price of the Company’s stock.  As a result, an advisory vote on executive compensation more frequently than every three years would not, in the Board’s judgment, allow shareholders to compare executive compensation to the Company’s performance.

The Board believes that conducting an advisory vote on executive compensation every three years would allow the Company adequate time to compile meaningful input from shareholders on its pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and the Board believes that both the Company and its shareholders would benefit from having more time for a thoughtful and constructive analysis and review of the Company’s compensation policy.

For the above reasons, the Board recommends that shareholders vote to hold an advisory vote on executive compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, or one year, when you vote in response to the resolution set forth below.

“BE IT RESOLVED that the option of once every three years, two years, or one year, that receives the highest number of votes cast for this resolution will be determined to be the shareholders’ preferred frequency with which Rare Element Resources Ltd. is to hold a shareholder advisory vote regarding the executive compensation of the Company’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

The option of three years, two years or one year that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by shareholders.  Any vote cast for either three years, two years, or one year will be counted as a vote in favor of the above resolution for purposes of approving the resolution.  The vote on this proposal is only advisory in nature and is not binding on the Board or the Company.  The Board of Directors and the Nominating, Corporate Governance and Compensation Committee will take into account the outcome of the vote; however, the Board may decide that it is in the best interests of the Company’s shareholders and the Company to hold an advisory vote on the compensation of the Company’s named executive officers more or less frequently than the option approved by shareholders.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted to hold an advisory vote on the compensation our named executive officers every three years.  Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board of Directors recommends that shareholders vote to hold an advisory vote on the compensation our named executive officers every three years.

EXECUTIVE COMPENSATION

Named Executive Officers

During the financial year ended June 30, 2011, the Company had four Named Executive Officers (“NEO”) being: Donald E. Ranta, the President and Chief Executive Officer (“CEO”) of the Company,  Mark T. Brown, the Chief Financial Officer (“CFO”) of the Company, Jaye Pickarts, the Chief Operating Officer (“COO”) of the Company, and Jim Clark the VP of Exploration. Mark T. Brown resigned as the CFO on August 22, 2011 and David Suleski was appointed CFO of the Company on such date.

“Named Executive Officer” means: (a) each Chief Executive Officer, (b) each Chief Financial Officer, (c) each of the three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer and Chief Financial Officer, at the end of the most recently completed financial year; and (d) each individual who would be an NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the company, nor acting in a similar capacity, at the end of that financial year.

Compensation Discussion & Analysis

Compensation Program Objectives

The compensation of the Company’s NEOs is determined by the Company’s Board which is composed of six members, four of whom are independent in coordination with the recommendations of the Company’s Nominating, Corporate Governance and Compensation Committee.

The Company’s compensation program is designed to provide competitive levels of compensation, a significant portion of which is dependent upon individual and corporate performance and contribution to increasing shareholder value.  The Board recognizes the need to provide a total compensation package that will attract and retain qualified and experienced executives as well as align the compensation level of each executive to that executive’s level of responsibility.  In general, a NEO’s compensation is comprised of three components:

(a)

Salary, wages or contractor payments;

(b)

Stock option grants; and

(c)

A discretionary incentive bonus.

The Company’s Nominating, Corporate Governance and Compensation Committee selected these three components due to standards in the Company’s industry, the desire to maintain an effective but simple compensation program and the need to reward executives for past performance while still providing incentive for future performance.  The committee felt that salary and simple stock options were sufficient to remain competitive with peers and provide incentive for future performance without adding the burden of administering complex compensation structures in a small, growing company.  The discretionary incentive bonus permits the Company to reward exemplary past performance. The objectives and reasons for this system of compensation are generally to allow the Company to remain competitive compared to its peers in attracting and retaining experienced personnel.

Role of Executive Officers in Determining Compensation

The Nominating, Corporate Governance and Compensation Committee of the Board reviews and recommends compensation policies and programs to the Company, as well as salary and benefit levels for its executives. The President and Chief Executive Officer of the Company may not be present during meetings of the Nominating, Corporate Governance and Compensation Committee at which their compensation is being discussed.  The executive officers prepare and present to the Nominating, Corporate Governance and Compensation Committee, at the direction of the Nominating, Corporate Governance and Compensation Committee, an industry comparable compensation survey.  The Board makes the final determination regarding the Company’s compensation programs and practices.

Salaries, Wages and Contractor Payments

The salaries are set on a basis of a review and comparison of salaries paid to executives at similar companies.  Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer.  Salaries for our executive officers are normally reviewed annually to reflect external factors such as inflation as well as overall corporate performance and the results of internal performance reviews.

To assist the Nominating, Corporate Governance and Compensation Committee with its assessment of current compensation levels for executive officers in the Company’s industry, the Company retained Coopers Consulting Ltd. (“Coopers”), Vancouver, B.C., to provide a report examining annual base, total cash and total compensation and to assess the competitiveness of the current compensation package for the Company’s executive officers as compared to companies of similar size and development status in the mining industry.  In June 2011, the Company received from Coopers an initial comparative executive compensation survey taking into account comparable North American mining companies with a market capitalization between $200 and $800 million.  The companies in the report were suggested by Coopers.  The chairman of the Company’s Nominating, Corporate Governance and Compensation Committee reviewed the initial report and requested a modified report to reflect the Committee’s preferences in relation to the scope of the study and the selection of the peer group to ensure they were representative of the Company’s peer group.  The final report was a more comprehensive survey of the mining industry containing an analysis of executive compensation of 67 United States based companies.

The surveys accessed Coopers’ database for annual salary, total cash and total compensation statistical summary reports for each executive position for which there were sufficient data points.  Coopers’ compiled the data available and compiled the consolidated information for each NEO position. Individual company information was not available or used in the compensation report.  Only averages of the 67 company group from the Coopers’ reports for each executive position were presented.  Management and the Nominating, Corporate Governance and Compensation Committee believed this data set most closely reflected the Company’s peer group.  No companies were singled out for inclusion or exclusion from the data set outside of the above-mentioned criteria for selection in Coopers report to the Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee considered this information as one component of their overall review of the Company’s compensation program.

In addition to industry comparables and industry compensation surveys, the Nominating, Corporate Governance and Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, overall technical, professional and experience needs of the Company, the competitive requirements to attract and hold key employees, and the Nominating,

Corporate Governance and Compensation Committee’s assessment of the position requirements for each executive’s role in the Company. Superior performance is recognized through the Company’s incentive bonus policy.  The Nominating, Corporate Governance and Compensation Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and at its discretion.

The CEO is paid a salary that is lower than his comparative salary levels for a person of his experience and capabilities because he is also a participant in the Company’s stock option plan.  The ex-CFO also took payments lower than comparative salary levels because he also worked as the CFO for other companies and did not devote 100% of his time to the Company.  The ex-CFO also is a participant in the Company’s stock option plan.

The Company’s current CFO and other executive officers of the Company have salaries that the Board believes are competitive within the industry.  The salary of the current CFO and other executive officers do take into account the grant of stock options in considering the over-all compensation paid to the executive in determining whether the salary remain competitive.

Option-Based Awards

Stock option grants are designed to reward the NEOs for success on a similar basis as the shareholders of the Company, but these rewards are highly dependent upon the volatile stock market, much of which is beyond the control of the NEOs.

Stock option grants are made on the basis of the number of stock options currently held, position, overall individual performance, anticipated contribution to the Company’s future success and the individual’s ability to influence corporate and business performance.  The purpose of granting such stock options is to assist the Company in compensating, attracting, retaining and motivating the officers, directors and employees of the Company and to closely align the personal interest of such persons to the interest of the shareholders.

The Company grants options on an annual basis pursuant to a discretionary analysis by the Nominating, Corporate Governance and Compensation Committee of the above factors. In fiscal 2011, the Company granted 100,000 options to its CEO, 150,000 options to its CFO and 50,000 options to its Vice President of Exploration.  The Company also grants options at the time it hires new executive officers to provide an immediate incentive to performance.

The exercise price of the stock options granted is generally determined by the market price at the time of grant.

Incentive Bonus Program

The Company’s incentive bonus policy generally allows executive officers and management personnel to be considered for a discretionary incentive bonus payment. The bonus amount has not been based on a percentage of his or her base salary and has been rather modest and limited in the past. For example, the CEO was paid a total cash bonus of $100,000 over the past three years representing approximately 23 percent of total salary.

In considering executive incentive compensation, the Nominating, Corporate Governance and Compensation Committee makes the determination on the basis on three primary factors:  (1) Company cash balances and past stock based compensation performance, (2) achievement of overall corporate goals, which are established at the start of each year, and (3) individual performance.

The Nominating, Corporate Governance and Compensation Committee does not set specific corporate goals or individual performance goals.  Instead the Nominating, Corporate Governance and Compensation Committee evaluates the progress of the Company in relation to the implementation of the Company’s overall plan of operations for the fiscal year and considers the individual NEO’s role within the Company in implementing the plan of operations.  Bonuses are award based on the Nominating, Corporate Governance and Compensation Committee’s discretionary judgment as to whether the performance of the NEO in the fiscal year in accomplishing the tasks of their role within the Company’s plan of operation has been to a level to warrant an incentive bonus.  The amount of the bonus is also based entirely on the Nominating, Corporate Governance and Compensation Committee’s subjective judgment of the contributions of the NEO.

Perquisites and Other Personal Benefits

The Company’s NEOs are not generally entitled to significant perquisites or other personal benefits not offered to our employees.

Effects of Regulatory Requirements on Executive Compensation

Section 409A of the Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. Our compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the Nominating, Corporate Governance and Compensation Committee will continue to design and administer our compensation programs accordingly.

Various rules under current generally accepted accounting practices impact the manner in which the Company accounts for grants of stock options to employees, including executive officers, on its financial statements. While the Nominating, Corporate Governance and Compensation Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of stock options to the Company’s employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Nonqualified Deferred Compensation

The Company has no plans that provide for deferred compensation to its executive officers.

Nominating, Corporate Governance and Compensation Committee Interlocks and Insider Participation

None of the members of the Nominating, Corporate Governance and Compensation Committee is or has been an executive officer or employee of the Company or any of its subsidiaries or affiliates. No executive officer of the Company is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Nominating Corporate Governance and Compensation Committee of the Company.

Nominating, Corporate Governance and Compensation Committee Report on Executive Compensation

The Nominating, Corporate Governance and Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the

Nominating, Corporate Governance and Compensation Committee recommended to the Board of Directors of the Company that this Compensation Discussion and Analysis be included in this Circular.

Submitted on behalf of the Nominating, Corporate Governance and Compensation Committee,

M. NORMAN ANDERSON

NORMAN W. BURMEISTER

GREGORY E. McKELVEY

The above filed report of the Nominating, Corporate Governance and Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference in any of our filings under the United States Securities Act of 1933 or the United States Securities and Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same by reference.

Summary Compensation Table

Set out below is a summary of compensation paid during the Company’s most recently completed financial year to the Company’s NEOs:

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards ($)(3) (f)	All other compensation ($) (i)	Total compensation ($)(4) (j)
Donald E. Ranta, CEO	2011 2010 2009	$200,000 $135,936(1) $103,456(1)	$50,000 $50,000 NA	$390,020 $65,949 $126,939	NA NA NA	$640,020 $251,885 $230,395
Mark T. Brown,(5) former CFO	2011 2010 2009	NA NA NA	$25,000 NA NA	$142,678 $49,462 $15,031	$281,777(2) $208,222(2) $114,286(2)	$449,455 $257,684 $129,317
Jaye Pickarts, COO	2011 2010 2009	$33,846 NA NA	NA NA NA	NA NA NA	$2,732(6) NA NA	$36,578 NA NA
Jim Clark, VP – Exploration	2011 2010 2009	NA NA NA	$13,810 $14,213 NA	$350,274 $23,520 $30,754	$181,275(7) $181,621(7) $95,093(7)	$545,359 $219,354 $125,847

Notes:

(1)

Mr. Ranta received a monthly amount of $8,500 and effectively October 1, 2009, a monthly amount of $12,000 and effective October 1, 2010, a monthly amount of $16,667 as management fees.

(2)

Pacific Opportunity Capital Ltd., a company of which Mark Brown is President and Director, charged a total of $281,777, $208,222 and $114,286 for rent, accounting and management fees of an accounting and administrative team of five people during fiscal 2011, 2010 and 2009 respectively.

(3)

The fair value of option-based awards which are vested during 2011 is determined by the Black-Scholes Option Pricing Model with assumptions for risk-free interest rates, dividend yields, volatility factors of the expected market price of the Company’s common shares and expected life of the options.

(4)

During the NEO’s employment, the Company reimburses the NEO for all travel and other expenses actually, properly and necessarily incurred by the NEO in connection with the NEO’s duties in accordance with the policies set from time to time by the Company, in its sole discretion.  The NEO is required to furnish such receipts, vouchers or other evidence as are required by the Company to substantiate such expenses. Such reimbursements are excluded from the “Total Compensation”.

(5)

Mark T. Brown resigned as the Chief Financial Officer on August 22, 2011 and David Suleski was appointed the Chief Financial Officer on such date.

(6)

Consists of payments in relation to Mr. Pickart’s COBRA insurance coverage.

(7)

Applied Petrographics, a company of which Jim Clark is President, charged a total of $181,275, $195,834 and $95,093 for geological consulting fees during fiscal 2011, 2010 and 2009 respectively.

Grants of Plan-Based Awards

A summary of plan-based awards granted during the year ended June 30, 2011 to Named Executive Officers is set out in the table below.

Name	Grant Date	All Other Option Awards: Number of Securities Under-lying Options (#)	Exercise or Base Price of Option Awards (CDN$/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

(a)	(b)	(j)	(k)	(l)
Donald E. Ranta, CEO	Jan 11/11 Mar 16/11	100,000 100,000	15,16 10.50	1,216,043 796,573
Mark T. Brown, former CFO	Mar 16/11	150,000	10.50	1,194,869
Jaye Pickarts, COO	Mar 16/11	250,000	10.50	1,991,432
Jim Clark, VP – Exploration	Jan 11/11 Mar 16/11	75,000 50,000	15.16 10.50	912,032 398,286

Narrative Discussion

The Company entered into an employment agreement on March 1, 2011 with Jaye Pickarts holding the position of the Chief Operating Officer at an annual base salary of $220,000.

The Company entered into an employment agreement on February 11, 2011 with George Byers holding the position of the Vice President – Government and Community Relations at an annual base salary of $155,000.

The Company paid a total of $281,777 during the financial year ended 2011 to Pacific Opportunity Capital Ltd., a company which Mr. Mark T. Brown is the president and director, for the management and accounting services of an accounting and administrative team of five people during 2011 as well as for rent.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by the NEOs of the Company at the end of the most recently completed financial year, as the Company does not issue share-based awards:

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable[20]	Number of Securities Underlying Unexercised Options (#) Unexer-cisable[21]	Option Exercise Price (CDN$)	Option Expiration Date
(a)	(b)	(c)	(e)	(f)
Donald E. Ranta, CEO	250,000 60,000 20,000 Nil	Nil 40,000 80,000 100,000	1.00 2.71 15.16 10.50	Oct 1/12 May 28/15 Jan 11/16 Mar 11/16
Mark T. Brown, former CFO	50,000 150,000 60,000 Nil	Nil Nil 40,000 150,000	0.55 0.58 2.71 10.50	Jan 10/12 Jan 27/14 May 28/15 Mar 11/16
Jaye Pickarts, COO	Nil	250,000	10.50	Mar 11/16
Jim Clark, VP – Exploration	60,000 15,000 Nil	40,000 60,000 50,000	3.28 15.16 10.50	Apr 19/15 Jan 11/16 Mar 11/16

Option Exercises and Stock Vested

The following table sets forth details of options exercised and stock vested during the most recently completed financial year by each NEO:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
(a)	(b)	(c)
Donald E. Ranta, CEO	245,000	2,035,063
Mark T. Brown, former CFO	50,000	370,130
Jaye Pickarts, COO	Nil	Nil
Jim Clark, VP – Exploration	80,000	664,934

Narrative Discussion

As of the date of this Circular, stock option grants have been made pursuant to the Company’s current stock option plan, a fixed 20% rolling stock option plan (the “Fixed Stock Option Plan”) originally approved by shareholders on December 11, 2002 and subsequently approved by shareholders on December 7, 2009 following certain amendments to the Fixed Stock Option Plan. There are currently 3,526,500 stock options outstanding under the Fixed Stock Option Plan representing 8% of the current outstanding common shares of the Company.

The Board has deemed it appropriate to adopt a new stock option plan (the “10% Rolling Stock Option Plan”), subject to regulatory approval and shareholder approval, to reflect TSX current policies and best practices. A description of the 10% Rolling Stock Option Plan is provided in the section of the Circular entitled “Particulars of Matters to be Acted Upon – Adoption of 10% Rolling Stock Option Plan.” The 10% Rolling Stock Option Plan is attached as Schedule “C” to this Circular.

Pension Benefits

The Company does not have a pension plan that provides for payments or benefits to the NEOs at, following, or in connection with retirement.

Nonqualified Deferred Compensation

During the fiscal year ended June 30, 2011, the Company did not have any nonqualified deferred compensation.

Termination and Change of Control Benefits

Under the terms of the management consulting agreement between the Company and Donald E. Ranta, Mr. Ranta is entitled to a payment equal to 3 months remuneration in the event Mr. Ranta is terminated by the Company without notice.

Under the terms of the employment agreements with Jaye Pickarts and George Byers, Mr. Pickarts and Mr. Byers are entitled to severance payments equal to six (6) months of salary if Mr. Pickarts and Mr. Byers have been employed by the Company for less than one year or twelve (12) months of salary if Mr. Pickarts and Mr. Byers have been employed by the Company for more than one year.  If a change of control occurs, Mr. Pickarts and Mr. Byers are entitled to severance payments equal to two (2) years of salary.

The table below sets out the estimated incremental payments, payables and benefits due to each of the NEOs on termination without cause assuming termination on June 30, 2011.

Name	Base Salary ($)	Bonus ($)	Option-Based Awards ($)	All Other Compensation ($)	Total ($)
Donald E. Ranta CEO	$50,000	NA	NA	NA	$50,000
Jaye Pickarts COO	$110,000	NA	NA	NA	$110,000

The table below sets out the estimated incremental payments, payables and benefits due to each of the NEOs on termination on a change of control or resignation for good cause following a change of control assuming termination or resignation on June 30, 2011.

Name	Base Salary ($)	Bonus ($)	Option-Based Awards ($)(1)	All Other Compensation ($)	Total ($)
Donald E. Ranta CEO	$50,000	NA	NA	NA	$50,000
Jaye Pickarts COO	$440,000	NA	NA	NA	$440,000

Note:

(1)

Assumes no exchange of options held by NEOs for acquiring the Company’s stock options and the vesting of all outstanding options.  Calculated based on the difference between the market price of the shares on the TSX on June 30, 2011, which was CDN $10.67 and the exercise price of the option.

DIRECTOR COMPENSATION

Director Compensation Table

Other than compensation paid to the NEOs, and except as noted below, no compensation was paid to directors in their capacity as directors of the Company or its subsidiaries, in their capacity as members of a committee of the Board or of a committee of the board of directors of its subsidiaries, or as consultants or experts, during the Company’s most recently completed financial year.

The following table sets forth the details of compensation provided to the directors, other than the NEOs during the Company’s most recently completed financial year:

Director Compensation Table

Name	Option Awards[1] ($)	Total ($)
(a)	(d)	(h)
M. Norman Anderson	77,538	77,538
Norman W. Burmeister	77,538	77,538
Stephen P. Quin[2]	77,538	77,538
Gregory E. McKelvey	77,538	77,538

 (1)

The fair value of option-based awards which are vested is determined by the Black-Scholes Option Pricing Model with assumptions for risk-free interest rates, dividend yields, volatility factors of the expected market price of the Company’s common shares and expected life of the options.  The options granted to the directors vest as follows:  20% vest 4 months after the date of grant; 20% vest 8 months after the date of grant; 20% vest 12 months after the date of grant; 20% vest 15 months after the date of grant; and the remaining 20% vest 18 months after the date of grant.

(2)

Stephen P. Quin resigned as a director of the Company on July 5, 2011 and was appointed as an advisor to the Company on such date.

Narrative Discussion

Directors are only compensated through the grant of stock options.  No Directors’ fees are paid.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets out those securities of the Company which have been authorized for issuance under equity compensation plans, as at June 30, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by the security holders	3,136,500	CDN$6.31	1,045,347
Equity compensation plans not approved by the security holders	Nil	N/A	N/A
Total	3,136,500	CDN$6.31	1,045,347

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees of the Company, the proposed nominees for election to the Board of the Company, or their respective associates or affiliates, are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, since the beginning of the Company’s last financial year in matters to be acted upon at the Meeting, other than the election of directors or the appointment of auditors.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the persons who were directors or executive officers of the Company or a subsidiary of the Company at any time during the Company’s last financial year, the proposed nominees for election to the Board of the Company, any person or company who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding common shares of the Company, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction or proposed transaction which has materially affected or would materially affect the Company.

MANAGEMENT CONTRACTS

Management, administrative and secretarial functions are provided by Pacific Opportunity Capital Ltd. (“POC”), a private company of which Mark T. Brown, a director and officer of the Company, is the president and director.  A total of $281,777 was invoiced by POC for rent, management and accounting services rendered and for the services of Mark T. Brown, the former Chief Financial Officer, and four other staff at POC for the year ended June 30, 2011.

Other than as disclosed herein, no management functions of the Company are to any substantial degree performed by a person or company other than the directors or executive officers of the Company.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

There are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than ten percent of the outstanding common shares, or any known associates or affiliates of such persons, in any transaction since the beginning of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded $120,000.

APPOINTMENT OF AUDITOR

Auditor

The management of the Company intends to nominate DeVisser Gray, Chartered Accountants, for re-appointment as auditor of the Company.  Forms of proxy given pursuant to the solicitation by the management of the Company will, on any poll, be voted as directed and, if there is no direction, for the re-appointment of DeVisser Gray, Chartered Accountants, as auditor of the Company to hold office until the close of the next annual general meeting of the Company, at a remuneration to be fixed by the directors.  DeVisser Gray, Chartered Accountants, was first appointed as auditor of the Company since incorporation in June 1999.

Representatives of DeVisser Gray are not expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting.  If representatives of DeVisser Gray are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire and such representatives are expected to be available to respond to appropriate questions.

The auditors must be appointed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” the appointment of the auditors.

AUDIT COMMITTEE

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Company is required to have an audit committee comprised of not less than three directors, each of whom are not officers, control persons or employees of the Company or an affiliate of the Company.  The Company’s current Audit Committee consists of Gregory E. McKelvey (Chair), Norman Anderson and Norman W. Burmeister. The Audit Committee’s functions are to oversee the accounting and financial reporting process and audit of the financial statements of the Company. The Audit Committee met four times during the fiscal year ended June 30, 2011.

Relevant Education and Experience

Based on their business and educational experiences, each audit committee member has a reasonable understanding of the accounting principles used by the Company; an ability to assess the general application of such principles in connection of the accounting for estimates, accruals and reserves; experience analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more individuals engaged in such activities; and an understanding of internal controls and procedures for financial reporting.

Gregory E. McKelvey has more than forty years of extensive, international experience in Latin America, Africa, and Europe in expanding responsibilities for significant mining companies such as Kennecott, Cominco, Homestake, and Phelps Dodge.  He also acts as an Adjunct Faculty member at the University of Arizona in their International Center for Mining Health, Safety and Environment and worked for the USGS in Latin America.  He has also consulted for Codelco, Phelps Dodge, Newmont Mining, Gerald Metals and Quadra Mining.  Mr. McKelvey has successfully directed and led innovative exploration efforts, resulting in the discovery and identification of several major ore deposits.  He participated in or led the teams that discovered Sossego (Cu/Au) in Brazil; Sheep Creek (Zn, Cu, Co) in Montana; Spar Lake–Cabinet Mts. (Cu, Ag) in Montana; Sechura, (P2O5) in Peru; extensions of the Punta de Cobre (Cu/Au) deposits in Chile; extensions of ore at Chino (Cu) in New Mexico; the Codelco IOCG discovery in Brazil, and the recent new porphyry copper center at Sierra Gorda in Chile.  From April 2001 to May 2005, he was Managing Partner of Global Mine Discovery Partnership LLC and since April 2005, he has been a geologic consultant for Quadra Mining, Newmont Gold, Gerald Minerals and Phelps Dodge.  From July 2007 to September 1, 2011, he acted as the President and CEO of Animas Resources Ltd. and continues to act as a Director of Animas Resources Ltd.; since January 2008, he has been a Director of Avrupa Minerals Ltd.; and since December 2009, he has been a Director of Redhawk Resources Inc.

M. Norman Anderson worked with Cominco, now Teck Resources, during which time he spent a four-year period in an executive position with Amax Lead Zinc Inc. In 1978 he became President and Chief Operation Officer of Cominco, and in 1980 he assumed complete responsibility for Cominco’s business as Chairman and Chief Executive Officer. Mr. Anderson has also been a Director of other mining companies including Cia de Minas Bonaventura SA, Hudbay Minerals Ltd. and Anatolia Mineral Development Ltd. Mr. Anderson has a B Sc. From the University of Manitoba, he became a Professional Engineer in 1961, and became a fellow of the Institute of Materials, Minerals and Mining in 1989.

Norman W. Burmeister graduated from the Colorado School of Mines in Mining Geology in 1961 and has over 50 years of experience in the mining industry.  He holds a professional engineer license from the Association of Professional Engineers and Geoscientists of British Columbia.  He was Chief Geologist for Silver Standard Resources from 1965 to 1978, responsible for two grass root discoveries, the Minto copper deposit in Yukon and the Mill Creek gold deposit in Nevada, both of which became producing ore bodies.  In 1980 he founded Bull Run Corporation and served as its Chairman/CEO until 1992.  During that period Bull Run successfully found, explored and developed a significant gold mine in Elko County, Nevada.  From 2003 to 2007, he was President/CEO/Director of Bayswater Uranium Corp.  In 1998, Mr. Burmeister identified the Bear Lodge opportunity and was responsible for its acquisition. From 2003 to 2005, he was President/CEO of the Company and its predecessor companies.  Since 2006, he has been President/CEO/Director of Saratoga Gold Company Ltd.

Audit Committee Charter

The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor’s qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, (iv) the audit, accounting and financial reporting processes generally, and (v) compliance by the Company with legal and regulatory requirements. The text of the audit committee’s charter is attached as Schedule “A” to this Circular, and is also available on the Company’s website at www.rareelementresources.com.

Independence

All of the members of the Company’s audit committee are independent within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE Amex Company Guide, and Canadian National Instrument 52-110 – Audit Committees.

Financial Literacy

NI 52-110 provides that an individual is “financially literate” if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

All of the members of the Company’s audit committee are financially literate as that term is defined.

Financial Expert

Norman W. Burmeister and Gregory E. McKelvey satisfy the requirement of a “financial expert” as defined under Section 407 of the United States Sarbanes-Oxley Act of 2002, and all members of the audit committee are “financially sophisticated” within the meaning of NYSE Amex Company Guide Section 803(B)(2).

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the audit committee of the Company has not made any recommendations to nominate or compensate an external auditor which were not adopted by the Board of the Company.

Audit Committee Report

The Audit Committee discussed with DeVisser Gray those matters required to be discussed by Statement on Auditing Standards No. 61, as superseded by Statement of Auditing Standards 114 — the Auditor’s Communication with those charged with governance, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with DeVisser Gray the independence of DeVisser Gray and received from DeVisser Gray the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and DeVisser Gray, the Company’s audited consolidated balance sheets at June 30, 2011, and consolidated statements of income, cash flows and shareholders’ equity for the fiscal year ended June 30, 2011.

Based on the discussions with DeVisser Gray concerning the audit, the independence discussions, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company’s financial statements and the related management’s discussion and analysis be included in its 2011 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee

Gregory E. McKelvey (Chair)

M. Norman Anderson

Norman W. Burmeister

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on:

a)

the exemption in section 2.4 (De Minimis Non-Audit Services) of NI 52-110;

b)

the exemption is section 3.2 (Initial Public Offerings) of NI 52-110

c)

the exemption is section 3.4 (Events Outside the Control of the Member) of NI 52-110;

d)

the exemption in section 3.5 (Death, Disability or Resignation of Audit Committee Member) of NI 52-110; or

e)

an exemption from the Instrument in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any specific policies and procedures for the engagement of non-audit services.  Consistent with applicable laws, other than audit, review or attest services, are to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2010 and 2011 were pre-approved by the Audit Committee.

Audit Fees

The following table sets forth the fees paid by the Company to DeVisser Gray, Chartered Accountants, for services rendered in the last two fiscal years:

	2010	2011
DeVisser Gray
Audit fees	CDN$54,900	CDN$50,000
Audit-related fees	N/A	N/A
Tax fees	N/A	N/A
All other fees	N/A	N/A
Total	CDN$54,900	CDN$50,000

“Audit Fees” represent fees for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit Related Fees” represent fees for professional services.

“Tax Fees” represent fees for professional services rendered for tax compliance, tax advice on actual or contemplated transactions.

“All Other Fees” consist of fees for product and services other than the services reported above.

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE

The current members of the Nominating, Corporate Governance and Compensation Committee are M. Norman Anderson, Norman W. Burmeister and Gregory E. McKelvey (Chairman).  Each of the current members of the Nominating, Corporate Governance and Compensation Committee is considered to be independent within the meaning of NI 51-101 and Section 803A of the NYSE Amex Company Guide. The Nominating, Corporate Governance and Compensation Committee met one time during the fiscal year ended June 30, 2011.

The Nominating, Corporate Governance and Compensation Committee functions are, among other things, to establish procedures for the director nomination process and recommend nominees for election to the Board; develop and periodically review the effectiveness of the Board’s corporate governance guidelines; and determine and approve base salaries, annual incentive awards (equity and/or cash) and long-term incentive awards for the Chief Executive Officer, and in consultation with the Chief Executive Officer, for other senior officers on an annual basis.

Board Nominating Procedures

The Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Company and its shareholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Company in society.  The Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates.  From time to time the Committee recommends highly qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board.

Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Company or the Chairman of the Committee.  In addition, qualified persons may nominate directors at an annual general meeting.  Persons qualified to make a nomination are either a shareholder entitled to vote at the meeting or a proxyholder with a proxy that specifically allows that proxyholder to nominate a director.

Diversity on the Board

The Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees.  The Committee oversees the evaluation of the Board composition and members.  Annually, the Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective decision making.  The Committee believes it is in the best interests of the Company when selecting candidates to serve on the Board to consider the diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, personal background and other qualities for nomination.  The Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The Committee reviews the size of the Board of Directors annually.  A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board of Directors believes that its present size effectively fulfils this goal.  The Committee recommended all the nominees in this Circular for directors.

Compensation Functions

The Committee’s functions are to review and make recommendations regarding the Company’s compensation policies and programs, as well as salary and benefit levels for individual executives, to the Board of Directors.  The Board of Directors, in turn, gives final approval on compensation matters.  Except for delegation by the Committee of its responsibilities to a sub-committee of the Committee, the Committee does not and cannot delegate its authority to determine director and executive officer compensation.  For further discussion of the Committee’s process for the recommendation of the Company’s compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the Committee, please see the section above “Executive Compensation – Compensation Disclosure and Analysis.” The Nominating, Corporate Governance and Compensation Committee Charter is available on the Company’s website at www.rareelementresources.com.

CORPORATE GOVERNANCE DISCLOSURE

National Instrument 58-101, Disclosure of Corporate Governance Practices, requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”) adopted in National Policy 58-201.  These Guidelines are not prescriptive, but have been used by the Company in adopting its corporate governance practices.  The Company’s Board has approved and adopted a set of policies on corporate governance, which include a Code of Conduct, Board of Directors Mandate, Audit Committee Charter, Whistleblower Policy, Nominating, Corporate Governance and Compensation Committee Charter and Internal Controls Policy all of which are available on the Company’s website.  The Company’s approach to corporate governance is set out below.

	GOVERNANCE DISCLOSURE GUIDELINE UNDER NI 58-101	COMMENTS
1.	Board of Directors (a) Disclose the identity of the directors who are independent.

The Board currently is comprised of six directors, four of the directors are independent and two are not independent; hence the majority of the Board is independent within the meaning on NI 58-101 and Section 803A of the NYSE Amex Company Guide.. The Board considers that M. Norman Anderson, Norman W. Burmeister, Gregory E. McKelvey and Paul Schlauch are independent directors.

(b) Disclose the identity of the directors who are not independent, and describe the basis for that determination. (c) Disclose whether or not the chair of the Board is an independent director.

The Board considers that Donald E. Ranta and Mark T. Brown are not independent directors. Donald E. Ranta is not an independent director because he is an officer of the Company. Mark T. Brown is not an independent director because he is a former officer of the Company.

The Board is responsible for determining whether or not each director is an independent director. To do this, the Board analyzes all the relationships of the directors with the Company and its subsidiaries. Those directors who do not meet the meaning of independence as provided in NI 58-101 or Section 803 of the NYSE Amex Company Guide were deemed to not be independent directors. More information about each director can be found on pages 6 and 7 of this Circular.

The Chairman of the Board, M. Norman Anderson, is an independent director. The Chairman’s role and responsibilities include overseeing the function and effectiveness of the Board.

2.

Directorship

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identity both the director and the other issuer.

The following directors currently serve on the Board of the reporting issuer(s) (or equivalent) listed below:

•

Donald E. Ranta – Animas Resources Ltd., Otis Gold Corp. and Avrupa Minerals Ltd.

•

Mark T. Brown – Animas Resources Ltd., Avrupa Minerals Ltd., Estrella Gold Corporation, Fox Resources Ltd., Portal Resources Ltd., Strategem Capital Corporation and Sutter Gold Mining Inc.

•

Gregory E. McKelvey – Animas Resources Ltd., Redhawk Resources Inc., GWR Resources Inc. and Avrupa Minerals Ltd.

3.

Attendance at Board Meetings

Disclose the attendance record of each director for all Board meetings held since the beginning of the issuer’s most recently completed financial year.

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.  If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year. If the independent directors do not hold such meetings, describe what the Board does to facilitate open and candid discussion among its independent directors.

Total number of Board meetings held: 5

Number of

Number of

Committee

Board

Meetings

Name of

Meetings

Held/

Director

Attended

Attended

______________________________________________

Donald E. Ranta

4

NA/NA

Mark T. Brown

4

NA/NA

M. Norman Anderson

5

1/1

Stephen P. Quin

5

5/5

Gregory E. McKelvey

5

5/5

Norman W. Burmeister

5

5/5

None of the incumbent directors of the Company attended fewer than 75% of the Board meetings in fiscal year ended 2011.

During the Company’s most recently completed financial year, the Company did not hold any in camera sessions for its independent directors at its Board meetings.  However, following the Company’s most recently completed financial year, an in camera session was held by the independent directors of the Company at the conclusion of a Board meeting.  To facilitate open and candid discussion amongst its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Company as well as to call and hold meetings of the Audit Committee and the Nominating, Corporate Governance and Compensation Committee, each of which is comprised entirely of independent directors.

4.

Position Descriptions

(a)

Disclose whether or not the Board has developed written position descriptions for the chair and the chair of each Board committee.  If the Board has not developed written position descriptions for the chair and/or the chair of each Board committee, briefly describe how the Board delineates the role and responsibilities of each such position.

(b)

Disclose whether or not the Board and CEO have developed a written position description for the CEO.  If the Board and CEO have not developed such a position description, briefly describe how the Board delineates the role and responsibilities of the CEO.

No written position descriptions have been developed for the Chairman of the Company or the Chair of each of the Company’s Audit Committee and Nominating, Corporate Governance and Compensation Committee at this time. The Board delineates the role and responsibilities for the Chair of each of the Company’s Audit Committee and Nominating, Corporate Governance and Compensation Committee by providing such individuals with the applicable mandate and charter of each committee.

No written position description has been developed for the CEO of the Company at this time. The role and responsibilities for the CEO, as established by the Board, are set forth in the CEO’s employment agreement dated January 10, 2011 with the Company.

5.

Orientation and Continuing Education

Describe what steps, if any, the Board takes to orientate new board members and describe what measures, if any, the Board takes to provide continuing education for directors.

Currently, the Board does not have a formal orientation or education program for its members.

When new directors are appointed, they receive orientation, commensurate with the previous experience, on the Company’s business and on the responsibilities of directors.

Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business.

6.	Ethical Business Conduct Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has adopted a “Code of Conduct” to encourage and promote a culture of ethical business conduct.  It also promotes ethical business conduct through the nomination of Board members it considers ethical, through avoiding and minimizing conflicts of interest and by having a majority of its Board members independent of corporate matters.

7.

Nomination of Directors

Describe what steps, if any, are taken to identify new candidates for Board nomination, including:

(a) who identifies new candidates, and

(b) the process of identifying new candidates.

The Board, through its Nominating, Corporate Governance and Compensation Committee, considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.

8.	Compensation Describe what steps, if any are taken to determine compensation for the directors and CEO, including: (a) who determines compensation; and (b) the process of determining compensation.

The Nominating, Corporate Governance and Compensation Committee is required to review the compensation for directors and executives.

The Nominating, Corporate Governance and Compensation Committee reviews the adequacy and form of, and recommends to the Board the compensation for directors and executives, which may include annual retainers, meeting fees, option grants and other benefits received by directors to ensure that the compensation received accurately reflects the risks and responsibilities involved in being an effective director or executive. For more information regarding compensation paid to directors and executives, see pages 11 to 19 of this Circular.

9.	Other Board Committees If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has two committees:

a)

Audit Committee; and

b)

Nominating, Corporate Governance and Compensation Committee.

Additional information regarding the above committees are included under the sections “Audit Committee” and “Nominating, Corporate Governance and Compensation Committee”.

10.	Assessments Disclose what steps, if any, that the Board takes to satisfy itself that the Board, its committees, and its individual directors are performing effectively.

Currently, the Board takes responsibility for monitoring and assessing its effectiveness and the performance of individual directors, its committees, including reviewing the Board’s decision-making processes and quality and adequacy of information provided by management.

Attached as Schedule “B” is a copy of the Mandate for the Board.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Company’s website.  Shareholders may also send communications by letter addressed to the Chief Executive Officer of the Company at 225 Union Blvd, Suite 250,  Lakewood, Colorado, 80228.  All communications addressed to the Chief Executive Officer will be received and reviewed by that officer.  The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board Leadership Structure

The Company has a separate President & Chief Executive Officer, Donald E. Ranta, and Chairman of the Board, M. Norman Anderson.  Both the Company’s Audit Committee and Nominating, Corporate Governance and Compensation Committee are composed entirely of independent directors, which meet regularly without management present. The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s share base, the Company’s peer group and other relevant factors, and has determined that a separate Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Company.

The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Company’s management.  The independent directors met together 1 time during the fiscal year 2011.  The regularly scheduled committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  Accordingly, the Board of Directors believes that there is adequate leadership of the independent directors.

Ethical Business Conduct

The Board of Directors has adopted a Code of Conduct, which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Conduct (as amended) is available on the Company’s website at www.rarelementresources.com and on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.  The Code of Conduct applies to all directors, officers and employees, including the principal executive, financial and accounting officers.  The Board of Directors, through the Nominating, Corporate Governance and Compensation Committee, is responsible for monitoring compliance with the Code of Conduct.  The Committee reviews with management any issues with respect to compliance with the Code of Conduct.  The Company intends to disclose any waiver from a provision of its Code of Conduct that applies to any of its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of its Code of Conduct on its website. No waivers were granted from the requirements of the Company’s Code of Conduct during the year ended June 30, 2011, or during the subsequent period through to the date of this Circular.

The Board of Directors ensures that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.  The Code of Conduct sets out the procedure with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the Nominating, Corporate Governance and Compensation Committee.  Members of the Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Board Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board of Directors and the Audit Committee. The Audit Committee is chaired by George E. McKelvey. Each member of the Audit Committee is considered to be independent.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

•

provide that risks are identified, monitored, reported and quantified properly;

•

define and communicate the types and amount of risk the Company is willing to take;

•

communicate to the appropriate management level the type and amount of risk taken;

•

maintain a risk management organization that is independent of the risk-taking activities; and

•

promote a strong risk management culture that encourages a focus on risk-adjusted performance.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. As we were a “foreign private issuer” as defined under the Exchange Act during the fiscal year ended June 30, 2011, our officers and directors were not subject to the above reporting requirements. We ceased to be a “foreign private issuer” on July 1, 2011.

ADOPTION OF 10% ROLLING STOCK OPTION PLAN

The Board has deemed it appropriate to adopt a new stock option plan, the 10% Rolling Stock Option Plan, subject to regulatory approval, and as more particularly described below, to reflect TSX current policies and best practices.  The Company is therefore seeking shareholder approval for the adoption of the 10% Rolling Stock Option Plan.

The Company’s previous stock option plan, the Fixed Stock Option Plan, was originally approved by shareholders on December 11, 2002 and subsequently approved by shareholders on December 7, 2009 following certain amendments to the Fixed Stock Option Plan. The Fixed Stock Option Plan will expire upon adoption of the 10% Rolling Stock Option Plan and the Company will no longer grant any options under the Fixed Stock Option Plan. However, the terms of the Fixed Stock Option Plan will govern all prior awards granted under such plan until such awards have been cancelled or forfeited or exercised in accordance with the terms thereof. There are currently 3,526,500 stock options outstanding under the Fixed Stock Option Plan representing 8% of the current outstanding common shares of the Company.  If the 10% Rolling Stock Option Plan is approved, 883,167 additional common shares will be available, representing 2% of the current outstanding common shares of the Company. On October 25, 2011, the closing price of the common shares on the TSX was Cdn$5.69 and on the NYSE Amex was $5.59.  The 10% Rolling Stock Option Plan is attached as Schedule “C” to this Circular.

The Board is of the view that the 10% Rolling Stock Option Plan is required in order to provide incentive to the directors, officers, employees, management and others who provide service to the Company to act in the best interests of the Company.

At this time, the Company cannot determine the number of options that will be granted to each officer, director, or employee of the Company under the 10% Rolling Stock Option Plan nor is it possible for the Company to reasonably estimate the number of options that would have been granted to the Company’s officers, directors and employees if the 10% Rolling Stock Option Plan had been effective in the fiscal year ended June 30, 2011.

The material terms of the 10% Rolling Stock Option Plan are set out below.

General

•

The Compensation Committee may, subject to ratification from the Board, from time to time grant to directors, employees or consultants options to acquire shares of the Company. The 10% Rolling Stock Option Plan is administered by the Corporate Secretary on the instructions of the Board.

•

The maximum number of shares issuable under the 10% Rolling Stock Option Plan, together with the number of shares issuable under outstanding options granted otherwise than under the  10% Rolling Stock Option Plan, shall not in the aggregate exceed 10% of the issued and outstanding shares (calculated as at the award date of such options).

•

The Company is prohibited from granting options:

o

to any one person where the grant would result in such person holding options to acquire shares in excess of 5% of the issued and outstanding shares of the Company; and

o

that will result in the number of shares issuable to insiders of the Company at any time in excess of 10% of the issued and outstanding shares as at the award date or that will result in the number of shares issued to insiders of the Company within any one year period in excess of 10% of the issued and outstanding shares as at the award date under the 10% Rolling Stock Option Plan or when combined with all of the Company’s other security based compensation arrangements.

Expiry of Options

•

The expiry date of an option shall be determined by the discretion of the Compensation Committee and shall not exceed the tenth anniversary of the award date of such Option subject to extensions, in the case of a trading blackout.

•

In the event of the death or disability of an option holder while he or she is a director or an employee or the deemed death or disability of an option holder which is a consultant, the expiry date shall be one year from the date of death or disability.  Any options which are unvested as of the date of death or disability will not vest.  Notwithstanding the foregoing, the Compensation Committee may, in its discretion, determine that any unvested options of the option holder will immediately vest and become exercisable.

•

In the event the option holder is a director and ceases to be a director of the Company other than by reason of death or disability, all unvested options shall immediately vest and become exercisable and the expiry date of the option shall be the 90th day following the date the option holder ceased to be a director of the Company unless the option holder ceases to be director but continues to be an employee or consultant, in which case the options will not so vest and the expiry date will remain unchanged. If the option holder ceases to be a director as the result of certain prescribed circumstances, the expiry date of the options will be the date the director ceases to be a director of the Company and any unvested options will not vest.

•

In the event that an option holder is an employee and ceases to be employed by the Company (other than by reason of death, disability, mandatory retirement, a change of control, termination for cause or as a result of an order of a regulatory body) the expiry date of the option shall be the 90th day following the date the employee ceases to be employed unless the option holder ceases to be an employee but continues to be a director or consultant in which case the expiry date remains unchanged or unless the option holder ceases to be an employee as a result of (i) termination for cause; or (ii) by order of the British Columbia Securities Commission, the Ontario Securities Commission, the TSX or any other regulatory body having jurisdiction to so order, in which case the expiry date shall be the date the option holder ceases to be an employee.  All options which are not vested as of the date the employee ceases to be employed shall not vest unless the option holder continues to be a director or consultant of the Company, in which case the vesting of the options shall be unchanged.  Notwithstanding the foregoing, the Compensation Committee may, in its discretion, determine that any unvested options of the option holder will immediately vest and become exercisable.  If the employee ceases to be an employee by reason of mandatory retirement, all unvested options will immediately vest and become exercisable and the expiry date will be one year from the date of retirement.

•

In the event that an option holder is a consultant of the Company and the option holder ceases to be a consultant by reason of the completion or termination of the contract under which the consultant provides services to the Company, the expiry date of the option shall be the 90th day following the date the option holder ceases to be a consultant unless the option holder ceases to be a consultant but continues to be engaged as a director or employee of the Company, within 90 days following the date the option holder ceases to be a consultant of the Company, in which case the expiry date shall be the 90th day following the date the Option Holder ceases to be a director or employee.  Any options which are unvested as of the date the option holder ceases to be a consultant will not vest unless the option holder continues to be engaged as a director or employee, in which case the vesting of the options shall be unchanged.  Notwithstanding the foregoing, the Compensation Committee may, in its discretion, determine that any unvested options of the option holder immediately vest and become exercisable.  In addition, if upon completion of the contract under which the consultant provided services to the Company the consultant is subsequently hired by the Company as an employee, the options previously granted to the consultant will flow through to the employee on the same terms and conditions as the original grant of options.

Change of Control

•

A “Change of Control” shall be deemed to have occurred if one of the following events takes place:

(i)

the sale, transfer or other disposition of all or substantially all of the Company’s assets;

(ii)

the Company amalgamates or enters into a plan of arrangement with another company at arm’s length to the Company and its affiliates, other than an amalgamation or plan of arrangement that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such amalgamation or plan of arrangement; or

(iii)

any person or combination of persons acting jointly or in concert acquires or becomes the beneficial owner of, directly or indirectly, more than 50% of the voting securities of the Company, whether through the acquisition of previously issued and outstanding voting securities, or of voting securities that have not been previously issued, or any combination thereof, or any other transaction having a similar effect.

•

In the event that an option holder holds his or her option as an employee or consultant (other than an option holder who is a director or an officer of the Company) and such option holder ceases to be an employee or a consultant as a result of a Change of Control at any time before six months have expired from the effective date of the Change of Control then, notwithstanding the vesting provisions of the option certificate of the option holder, all unvested options of the option holder will immediately vest and become immediately exercisable and the expiry date shall be the earlier of the pre-existing expiry date and the date 90 days following the date on which the employee or consultant ceased to be such.

•

In the event that an option holder is a director or an officer of the Company and such option holder ceases to be an employee, director or consultant as a result of a Change of Control at any time before six months have expired from the effective date of the Change of Control then, notwithstanding the vesting provisions of the option certificate of the option holder, all unvested options of the option holder will immediately vest and become immediately exercisable and the expiry date shall be the earlier of the pre-existing expiry date and the date two years following the date on which the employee, director or consultant ceased to be such.

•

In the event that the Company enters into an agreement with another entity which may result in a Change of Control, or a “takeover bid” within the meaning of the Securities Act (British Columbia) is made for the Company by another entity which may result in a Change of Control, all unvested options of the option holders will immediately vest and become immediately exercisable as of the date of the agreement or takeover bid.

Exercise Price

•

The exercise price of options shall be determined by the Compensation Committee and announced as of the award date and shall not be less than the closing price of the shares on the TSX on the last day immediately preceding the award date.

Cashless Exercise of Option

•

With the approval of the Board (which may be withheld entirely in the sole and unfettered discretion of the Board), an option holder who is an employee of the Company may elect to exercise an option by providing written notice to the Company specifying that the option holder is subscribing for the number of shares to which the option holder is entitled on exercise of the option without payment of the exercise price therefor.  The number of shares to be issued to the option holder upon such an election shall be the number obtained by dividing: (a) the difference between the closing price of the shares as of the date of receipt by the Company of such notice and the exercise price of the shares, multiplied by the number of shares in respect of which the option would otherwise be exercised upon payment of the aggregate exercise price, by (b) the closing price of the shares as of the date of receipt by the Company of such notice.  Upon any such election, the Company may, at the discretion of the Board, instead of issuing to the option holder the number of shares calculated in accordance with the preceding sentence, pay to the option holder by cheque the amount of money calculated in accordance with clause (a) of such sentence.

Vesting of Options

•

The Compensation Committee retains the discretion to impose vesting periods on any options granted.

Assignment of Options

•

Options are non-assignable and non-transferable.  Notwithstanding the foregoing, an option holder may transfer an option to a corporation which is 100% owned by the option holder provided that the transfer is permitted by, and is effected in accordance with, the applicable securities laws and the policies of the TSX.

Amendment and Termination

•

The Board shall have the power to, without shareholder approval, at any time and from time to time, either prospectively or retrospectively, amend, suspend or terminate the 10% Rolling Stock Option Plan or any option granted under the 10% Rolling Stock Option Plan, including, without limiting the generality of the foregoing:

o

to alter, extend or accelerate the terms and conditions of vesting of any options;

o

to amend or modify the mechanics of exercise of options;

o

to effect amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment necessary to comply with the provisions of applicable laws (including, without limitation, the rules, regulations and policies of the TSX);

o

to effect amendments respecting the administration of the 10% Rolling Stock Option Plan; and

o

to effect amendments necessary to suspend or terminate the 10% Rolling Stock Option Plan;

provided always that any such amendment shall not, without the consent of the option holder, alter the terms or conditions of any option or impair any right of any option holder pursuant to any option awarded prior to such amendment in a manner materially prejudicial to such option holder.

Additionally, in the event of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs):

(i)

either (A) termination of any option, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such option or realization of the option holder’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section (i)(A), the Compensation Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such option or realization of the option holder’s rights, then such option may be terminated by the Company without any payment) or (B) the replacement of such option with other equivalent rights or property selected by the Compensation Committee or the Board, in its sole discretion;

(ii)

that such option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

(iii)

that such option shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the option cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.

•

Notwithstanding the powers of the Board described above, shareholder approval (or disinterested shareholder approval, if required by the policies of the TSX) will be required for the following types of amendments;

o

any increase in the % of the number of shares issuable under the 10% Rolling Stock Option Plan, except such increases by operation of Section 3.8;

o

any reduction in the exercise price of an option or the cancellation and reissue of an option within three months of the date of such cancellation, excluding any options granted on a “value of value exchange basis”, which is defined as an exchange of stock options that are out-of-the-money for new at-the-money stock options, provided that the stock options to be surrendered and received in the actual exchange are considered to be of an equivalent value determined using the Black-Scholes option pricing model, subject to TSX approval, provided however that any such options are not granted to any insiders of the Company;

o

any amendment which extends the term of an option beyond its original expiry date except in accordance with Section 3.10 (the blackout provisions) of the 10% Rolling Stock Option Plan;

o

any amendment which would permit an option to be transferable or assignable other than for normal estate settlement purposes or in accordance with Section 3.6;

o

any amendment to Section 3.2, Section 6.1 or Section 6.2 of the 10% Rolling Stock Option Plan; and

o

any amendment required to be approved by shareholders under applicable law (including without limitation, pursuant to the rules, regulations and policies of the TSX).

•

The Board may terminate the 10% Rolling Stock Option Plan at any time provided that such termination will not alter the terms or conditions of any option awarded prior to the date of such termination.

Financial Assistance

•

The Company does not offer financial assistance in respect of the exercise of options.

Options Granted to U.S. Participants

•

A “U.S. Participant” is defined under the 10% Rolling Stock Option Plan as a participant who is a U.S. citizen or a U.S. resident for U.S. federal tax purposes, in each case as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

•

Options granted to U.S. Participants may qualify as “incentive stock options” within the meaning of section 422 of the Code (“Incentive Stock Options”), provided they are subject to the following limitations and requirements:

o

the maximum number of shares issuable under Incentive Stock Options granted under the 10% Rolling Stock Option Plan shall not in the aggregate exceed 5,000,000 shares;

o

the aggregate fair market value (determined as of the date of grant) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under the 10% Rolling Stock Option Plan and all other plans of the Company and of any parent or subsidiary of the Company) may not exceed US$100,000 or any limitation subsequently set forth in section 422(d) of the Code; and

o

the exercise price of an Incentive Stock Option shall not be less than the closing price of the shares on the TSX, or another stock exchange where the majority of the trading volume and value of the shares occurs, on the last trading day immediately preceding the award date; provided, however, that in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a “10% shareholder” within the meaning of section 422(b)(6) of the Code, the exercise price payable per share upon exercise of such Incentive Stock Option will be not less than 110% of the closing price of the shares on the TSX, or another stock exchange where the majority of the trading volume and value of the shares occurs, on the last trading day immediately preceding the award date.

Pursuant to the requirements of the TSX, stock option plans require approval by the shareholders at least every three years.  At the Meeting, shareholders will be asked to pass an ordinary resolution approving the adoption of the 10% Rolling Stock Option Plan in the following form:

“BE IT RESOLVED as an ordinary resolution that:

1.

the Company’s proposed stock option plan (the “10% Rolling Stock Option Plan”), as described in the Circular dated October 25, 2011, be and is hereby authorized and approved;

2.

the Company be and is hereby authorized to grant stock options under the 10% Rolling Stock Option Plan until December 2, 2014, being the date that is three years from the date hereof; and

3.

the Company be and is hereby authorized to prepare such documents and make such submissions as the Company may be required to make to give effect to this resolution.”

Shareholders may vote FOR or AGAINST the above resolution.  An ordinary resolution is a resolution passed by the shareholders of the Company at a general meeting by a simple majority of the votes cast in person or by proxy.  If the 10% Rolling Stock Option Plan is not approved, previously granted options will be unaffected however no further options will be able to be issued under the 10% Rolling Stock Option Plan.

TAX EFFECTS OF PLAN PARTICIPATION

The following summary is intended to provide basic information with respect to both the Canadian and U.S. federal income tax consequences to optionees regarding the options.  The following summary is based on Canadian and U.S. federal income tax laws and regulations, and judicial and administrative decisions, all of which are subject to change, and does not take into account proposed changes if any, to the U.S. Internal Revenue Code or the Income Tax (Canada).  The Canadian or U.S. federal income tax consequences of the options will not be the same for all optionees but will vary depending on a number of factors, including the following: (a) the optionee’s country, province or state of residence, (b) where the optionee exercises his employment, and (c) whether the Shares constitute capital property of the optionee. The following summary is of a general nature only, is not intended to constitute a complete analysis of all Canadian and U.S. federal income tax consequences that may apply with regard to the options, and should not be interpreted as legal or tax advice to any particular optionee.  Optionees may also be subject to provincial, state, and local taxes in connection with the grant or exercise of Options and the sale or other disposition of any such Shares.  OPTIONEES SHOULD CONSULT WITH THEIR INDIVIDUAL TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE TAX ASPECTS OF THEIR OPTION TO THEIR PERSONAL TAX CIRCUMSTANCES.

Certain United States Federal Income Tax Consequences

The following is a summary of the anticipated material U.S. federal income tax consequences to a U.S. Participant (as defined below) arising from and relating to participation in the 10% Rolling Stock Option Plan (the “Plan”).

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Participant with respect to participation in the Plan.  In addition, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax consequences of participation in the Plan.  Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant.  Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and foreign tax consequences of participation in the Plan.

NOTICE TO OPTIONEES PURSUANT TO TREASURY DEPARTMENT CIRCULAR 230:  Anything contained in this Circular pertaining to any U.S. federal tax matter is not intended or written to be used, and it cannot be used by an optionee, for the purpose of avoiding U.S. federal tax penalties under the Internal Revenue Code of 1986, as amended.  This Circular was written to support the promotion or marketing of the transactions or matters addressed by this Circular.  Each optionee should seek U.S. federal tax advice, based on such optionee's particular circumstances, from an independent tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, published Internal Revenue Service (“IRS”) rulings, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the “Canada-U.S. Tax Conventio n ”), and U.S. court decisions that are applicable as of the date of this document.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive basis.

U.S. Participants

For purposes of this summary, a “U.S. Participant” is an employee, officer, consultant, independent contractor, or director of the Company (or of any parent or subsidiary of the Company) who participates in the Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Non-U.S. Participants

For purposes of this summary, a “non-U.S. Participant” is an employee, officer, consultant, independent contractor, or director of the Company (or of any parent or subsidiary of the Company) who participates in the Plan but who is not a U.S. Participant.  This summary does not address the U.S. federal income tax consequences of participation in the Plan by a non-U.S. Participant.  Accordingly, a non-U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and foreign tax consequences (including the potential application of any tax treaties) of participation in the Plan.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Plan.  U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Consequences of the Options

Non-Qualified Stock Options.  In general, non-qualified stock options (“NSOs”) meeting certain requirements, including that the option exercise price is not less than the fair market value of the stock subject to the option at the time of grant, are exempt from Section 409A of the Code.  If an NSO granted pursuant to the Plan is exempt from Section 409A of the Code, the following tax consequences will apply to optionees subject to U.S federal tax:

•

Grant.  U.S. Participants will not recognize any taxable income at the time an NSO is granted.

•

Exercise.  Upon the exercise of an NSO, exercising U.S. Participants will recognize ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the NSO exercise price.  This income may be subject to income tax withholding and, if a U.S. Participant is an employee or former employee, to payroll tax withholding.

•

Tax Basis of the Acquired Shares.  A U.S. Participant’s original tax basis in the shares received upon exercise will equal the sum of (1) the NSO exercise price plus (2) the amount such a U.S. Participant is required to recognize as income as a result of the exercise.

•

Sale of Shares.  When a U.S. Participant sells shares acquired upon the exercise of an NSO, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss.  If, as usually is the case, the shares are a capital asset in such U.S. Participant’s hands, the gain or loss will be capital gain or loss.

•

Characterization of Capital Gain or Loss.  Any capital gain or loss a U.S. Participant recognizes upon sale of the shares will be taxed as long-term capital gain or loss if such U.S. Participant has held the shares for more than 12 months and as short-term capital gain or loss if such U.S. Participant has held the shares for 12 months or less.  For purposes of determining whether a U.S. Participant will recognize long-term or short-term capital gain or loss on a U.S. Participant’s subsequent sale of the shares, the holding period will begin at the time such U.S. Participant exercises the NSO.

•

Special rules may apply to holders who are subject to Section 16(b) of the Exchange Act.  The Code provides that upon exercise of an NSO by a person subject to Section 16(b) of the Exchange Act, the shares received may be treated as restricted property for purposes of Section 83 of the Code.  Upon exercise of an NSO by such an individual, unless the holder makes a Section 83(b) election as described below, the holder may recognize ordinary income up to six months after the date on which the shares are acquired in the amount by which the fair market value of the shares at the later date exceeds the option price.  Under Section 83(b), the holder may elect to recognize income as of the date the NSO is exercised in the amount by which the fair market value of the shares on the exercise date (determined without regard to Section 16(b) restrictions) exceeds the option price.  A Section 83(b) election must be made in the manner specified by Section 83(b) within 30 days after the date the NSO is exercised.

•

Tax Consequences if NSOs are Issued with an Exercise Price at Less than Fair Market Value.  In order to be exempt from Section 409A of the Code, the exercise price of an NSO must not be less than the fair market value (determined in accordance with applicable regulations) of a share on the date of grant of the NSO.  If an NSO granted pursuant to the Plan is issued with an exercise price that is less than fair market value (determined in accordance with applicable regulations) at the date of grant (a “discounted NSO”), this could result in adverse tax consequences to the optionee under Section 409A of the Code, including recognition of income at the time of vesting of the NSO whether or not the NSO is exercised, and a 20% penalty tax.

Incentive Stock Options.  If an option granted pursuant to the Plan qualifies as an “incentive stock option” (“ISO”), the following tax consequences will apply to U.S. Participants:

•

Grant.  The U.S. Participant will not recognize any taxable income at the time an ISO is granted.

•

Exercise.  Upon the exercise of an ISO, the U.S. Participant will not recognize any income for purposes of the regular income tax.  However, the U.S. Participant may be required to recognize income for purposes of the alternative minimum tax (or “AMT”).  For purposes of the AMT, an ISO will be treated as an NSO.  Accordingly, for purposes of the AMT, the U.S. Participant must recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price.  As a result, if the U.S. Participant recognizes a substantial amount of AMT income upon exercise of the incentive stock option in relation to the U.S. Participant’s taxable income from wages and other sources in the year of exercise, the U.S. Participant may be subject to the AMT.

Furthermore, the fact that the U.S. Participant recognizes AMT income at the time the ISO is exercised may not alter the amount of regular income recognized at the time the U.S. Participant sells or otherwise disposes of the shares acquired upon exercise of the ISO.

We urge each U.S. Participant to consult a tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares acquired upon exercise of an ISO in the same calendar year in which the U.S. Participant acquired the shares to avoid having the AMT apply in the year the option is exercised and the regular tax apply in the year the shares are sold.  We also urge each U.S. Participant to consult a tax advisor regarding the benefit that may be available from a tax credit for a prior year’s minimum tax liability provided for in Section 53 of the Code

•

Tax Basis of the Acquired Shares.  If the U.S. Participant pays the exercise price for an ISO in cash, the original tax basis in the shares received upon exercise will equal the option exercise price.

•

Sale of Shares and Characterization of Capital Gain or Loss.  If the U.S. Participant sells or otherwise disposes of shares acquired upon exercise of an ISO at a time more than two years from the date the ISO was granted and more than one year after the ISO was exercised, and if, as usually is the case, the common stock is a capital asset in the U.S. Participant’s hands, then the U.S. Participant will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the shares and the exercise price paid for the shares.  If the U.S. Participant sells or otherwise dispose of shares acquired upon exercise of an ISO before the holding period described above is satisfied, then the U.S. Participant will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the ISO was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the shares, and the U.S. Participant will recognize long-term or short-term capital gain or loss (depending on whether the U.S. Participant has held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date the ISO was exercised.

Passive Foreign Investment Company Rules

If the Company were to constitute “passive foreign investment company” under the meaning of Section 1297 of the Code (a “PFIC”, as defined below) for any year during a U.S. Participant’s holding period, then certain different and potentially adverse rules will effect the U.S. federal income tax consequences to a U.S. Participant resulting from participation in the Plan and the ownership and disposition of Shares.  The Company believes that it was classified as a PFIC during the tax year ended December 31, 2009, and based on current business plans and financial expectations; the Company believes that there is a significant likelihood that it will be a PFIC for current and future tax years.  The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations.  In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, cannot be predicted with certainty as of the date of this Prospectus.  Accordingly, there can be no assurance that the IRS will not challenge any determination made by the Company (or a Subsidiary PFIC (as defined below)) concerning its PFIC status or that the Company (and each Subsidiary PFIC) was not, or will not be, a PFIC for any tax year.  Each U.S. Participant should consult its own tax advisor regarding the PFIC status of the Company and any Subsidiary PFIC.

The Company generally will be a PFIC if, for a tax year, (a) 75% or more of the gross income of the Company is passive income (the “income test”) or (b) 50% or more of the value of the Company’s assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets (the “asset test”).  “Gross income” generally includes all sales revenues less the cost of goods sold, and “passive income” generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions.

Active business gains arising from the sale of commodities generally are excluded from passive income if substantially all (85% or more) of a foreign corporation’s commodities are stock in trade or inventory, depreciable property used in a trade or business, or supplies regularly used or consumed in a trade or business and certain other requirements are satisfied.

For purposes of the PFIC income test and asset test described above, if the Company owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, the Company will be treated as if it (a) held a proportionate share of the assets of such other corporation and (b) received directly a proportionate share of the income of such other corporation.  In addition, for purposes of the PFIC income test and asset test described above, “passive income” does not include any interest, dividends, rents, or royalties that are received or accrued by the Company from a “related person” (as defined in Section 954(d)(3) of the Code), to the extent such items are properly allocable to the income of such related person that is not passive income.

Under certain attribution rules, if the Company is a PFIC, U.S. Participants will be deemed to own their proportionate share of any subsidiary of the Company which is also a PFIC (a ‘‘Subsidiary PFIC’’), and will be subject to U.S. federal income tax on their proportionate share of (i) a distribution on the stock of a Subsidiary PFIC and (ii) a disposition or deemed disposition of stock of a Subsidiary PFIC, both as if such U.S. Participants directly held the shares of such Subsidiary PFIC.

In addition, in any year in which the Company is classified as a PFIC, such holder would be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require.  This new filing requirement is in addition to pre-existing reporting obligations that may apply to a U.S. Holder if the Company were classified as a PFIC. Pursuant to recent IRS guidance, this new filing requirement has been temporarily suspended in certain (but not all) cases pending release of revised IRS Form 8621. Additional guidance is also expected regarding the specific information that will be required to be reported on revised IRS Form 8621. U.S. Holders should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file a revised IRS Form 8621 (after such form is released) for prior taxable years in which the obligation to file such form was suspended.

Default PFIC Rules Under Section 1291 of the Code

If the Company is a PFIC, the U.S. federal income tax consequences to a U.S. Participant of the acquisition, ownership, and disposition of Shares will depend on whether such U.S. Participant makes an election to treat the Company and each Subsidiary PFIC, if any, as a “qualified electing fund” or “QEF” under Section 1295 of the Code (a “QEF Election”) or a mark-to-market election under Section 1296 of the Code (a “Mark-to-Market Election”).  A U.S. Participant that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this summary as a “Non-Electing U.S. Participant.”

A Non-Electing U.S. Participant will be subject to the rules of Section 1291 of the Code with respect to (a) any gain recognized on the sale or other taxable disposition of Shares and (b) any excess distribution received on the Shares.  A distribution generally will be an “excess distribution” to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average distributions received during the three preceding tax years (or during a U.S. Participant’s holding period for the Shares, if shorter).

Under Section 1291 of the Code, any gain recognized on the sale or other taxable disposition of Shares, and any “excess distribution” received on the Shares, must be ratably allocated to each day in a Non-Electing U.S. Participant’s holding period for the respective Shares.  The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distribution and to years before the entity became a PFIC, if any, would be taxed as ordinary income.  The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year.  A Non-Electing U.S. Participant that is not a corporation must treat any such interest paid as “personal interest,” which is not deductible.

If the Company is a PFIC for any tax year during which a Non-Electing U.S. Participant holds Shares, the Company will continue to be treated as a PFIC with respect to such Non-Electing U.S. Participant, regardless of whether the Company ceases to be a PFIC in one or more subsequent years.  A Non-Electing U.S. Participant may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Shares were sold on the last day of the last tax year for which the Company was a PFIC.

In addition, if the Company is a PFIC, gain recognized on the sale or other taxable disposition (other than by exercise) of the Options by a U.S. Participant will be subject to the default rules of Section 1291 of the Code discussed above.

QEF Election

A U.S. Participant that makes a QEF Election for the first tax year in which its holding period of participant’s Common Shares begins, generally will not be subject to the rules of Section 1291 of the Code discussed above.  However, a U.S. Participant that makes a QEF Election will be subject to U.S. federal income tax on such U.S. Participant’s pro rata share of (a) the net capital gain of the Company and each Subsidiary PFIC, which will be taxed as long-term capital gain to such U.S. Participant, and (b) the ordinary earnings of the Company and each Subsidiary PFIC, which will be taxed as ordinary income to such U.S. Participant.  Generally, “net capital gain” is the excess of (a) net long-term capital gain over (b) net short-term capital loss, and “ordinary earnings” are the excess of (a) “earnings and profits” over (b) net capital gain.  A U.S. Participant that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each tax year in which the Company is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Participant by the Company.  However, for any tax year in which the Company is a PFIC and has no net income or gain, U.S. Participants that have made a QEF Election would not have any income inclusions as a result of the QEF Election.  If a U.S. Participant that made a QEF Election has an income inclusion, such a U.S. Participant may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge.  If such U.S. Participant is not a corporation, any such interest paid will be treated as “personal interest,” which is not deductible.

A U.S. Participant that makes a QEF Election generally (a) may receive a tax-free distribution from the Company to the extent that such distribution represents “earnings and profits” of the Company that were previously included in income by the U.S. Participant because of such QEF Election and (b) will adjust such U.S. Participant’s tax basis in the Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election.  In addition, a U.S. Participant that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely.  A QEF Election will be treated as “timely” if such QEF Election is made for the first year in the U.S. Participant’s holding period for the Shares in which the Company was a PFIC.  A U.S. Participant may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Participant files a U.S. federal income tax return for such year.

A QEF Election will apply to the tax year for which such QEF Election is made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election.  If a U.S. Participant makes a QEF Election and, in a subsequent tax year, the Company ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which the Company is not a PFIC.  Accordingly, if the Company becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Participant will be subject to the QEF rules described above during any such subsequent tax year in which the Company qualifies as a PFIC.

U.S. Participants should be aware that there can be no assurances that the Company will satisfy the record keeping requirements that apply to a QEF, or that the Company will supply U.S. Participants with the information that such U.S. Participants require to report under the QEF rules, in the event that the Company is a PFIC.  Each U.S. Participant should consult its own tax advisor regarding the availability of, and procedure for making, a QEF Election.

A U.S. Participant should be aware that, under applicable Treasury Regulations a holder of an option, warrant or other right to acquire stock of a PFIC may not make a QEF Election that will apply to the option, warrant or other right or to acquire the stock.  In addition, if a U.S. Participant holds an option, warrant or other right to acquire stock of a PFIC, the holding period with respect to shares of stock of the PFIC acquired upon exercise of such option, warrant or other right will include the period that the option, warrant or other right was held, which will likely preclude the ability of a U.S. Participant to make a timely QEF election after exercise of the Options and receipt of the Shares.  The general effect of these special rules, if applicable, is that (a) excess distributions paid on Shares, and gains recognized on the sale or other taxable disposition of Options and Shares, will be spread over a U.S. Participant’s entire holding period for such Options and Shares (pursuant to the rules of Section 1291 of the Code discussed above) and (b) if a U.S. Participant makes a QEF Election after the exercise of the Options and receipt of the Shares, that election generally will not be a timely QEF Election with respect to such Shares (and the rules of Section 1291 of the Code discussed above will continue to apply).

It appears, however, that a U.S. Participant receiving Shares of a PFIC (for example, by such U.S. Participant exercising her Options) should be eligible to make an effective QEF Election as of the first day of the tax year of such U.S. Participant beginning after the receipt of such Shares if such U.S. Participant first makes a “deemed sale election” (pursuant to Sec. 1291(d)(2)) to recognize gain (which will be a taxable event under the rules of Section 1291 of the Code discussed above) as if such Shares were sold on such date at fair market value.

Each U.S. Participant should consult its own tax advisor regarding the application of the PFIC rules to the Options and the Shares.

Mark-to-Market Election

A U.S. Participant may make a Mark-to-Market Election only if the Shares are marketable stock.  The Shares generally will be “marketable stock” if the Shares are regularly traded on (a) a national securities exchange that is registered with the Securities and Exchange Commission, (b) the national market system established pursuant to section 11A of the Securities and Exchange Act of 1934, or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such foreign exchange has trading volume, listing, financial disclosure, and other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange ensure active trading of listed stocks.

A U.S. Participant that makes a Mark-to-Market Election with respect to its Shares generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to such Shares.  However, if a U.S. Participant does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Participant’s holding period for the Shares or such U.S. Participant has not made a timely QEF Election, the rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the Shares.

A U.S. Participant that makes a Mark-to-Market Election will include in ordinary income, for each tax year in which the Company is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Shares, as of the close of such tax year over (b) such U.S. Participant’s tax basis in such Shares.  A U.S. Participant that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (i) such U.S. Participant’s adjusted tax basis in the Shares, over (ii) the fair market value of such Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Participant that makes a Mark-to-Market Election generally also will adjust such U.S. Participant’s tax basis in the Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election.  In addition, upon a sale or other taxable disposition of Shares, a U.S. Participant that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years).

A Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the Shares cease to be “marketable stock” or the IRS consents to revocation of such election.  Each U.S. Participant should consult its own tax advisor regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Participant may be eligible to make a Mark-to-Market Election with respect to the Shares, no such election may be made with respect to the stock of any Subsidiary PFIC that such U.S. Participant is treated as owning because such stock is not marketable.  Hence, the Mark-to-Market Election will not be effective to eliminate the interest charge described above with respect to deemed dispositions of Subsidiary PFIC stock or distributions from a Subsidiary PFIC.

Other PFIC Rules

Under Section 1291(f) of the Code, the IRS has issued proposed Treasury Regulations that, subject to certain exceptions, would cause a U.S. Participant that had not made a timely QEF Election to recognize gain (but not loss) upon certain transfers of Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations).  However, the specific U.S. federal income tax consequences to a U.S. Participant may vary based on the manner in which Shares are transferred.

Certain additional adverse rules will apply with respect to a U.S. Participant if the Company is a PFIC, regardless of whether such U.S. Participant makes a QEF Election.  For example under Section 1298(b)(6) of the Code, a U.S. Participant that uses Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such Shares.

Special rules also apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC.  Subject to such special rules, foreign taxes paid with respect to any distribution in respect of stock in a PFIC are generally eligible for the foreign tax credit.  The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Participant should consult with their own tax advisor regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Participant should consult its own tax advisor regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of Shares.

Ownership and Disposition of Shares

The following discussion is subject to the rules described above under the heading “Passive Foreign Investment Company Rules.”

Distributions on Shares

Subject to the PFIC rules discussed above, a U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated “earnings and profits” of the Company, as computed for U.S. federal income tax purposes.  A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates.  To the extent that a distribution exceeds the current and accumulated “earnings and profits” of the Company, such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's tax basis in the Shares and thereafter as gain from the sale or exchange of such Shares.  (See “Sale or Other Taxable Disposition of Shares” below).  However, the Company may not maintain the calculations of earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant should therefore assume that any distribution by the Company with respect to the Shares will constitute ordinary dividend income.  Dividends received on Shares generally will not be eligible for the “dividends received deduction”.  In addition, the Company does not anticipate that its distributions will constitute qualified dividend income eligible for the preferential tax rates applicable to long-term capital gains.  The dividend rules are complex, and each U.S. Participant should consult its own tax advisor regarding the application of such rules.

Sale or Other Taxable Disposition of Shares

Subject to the PFIC rules discussed above, upon the sale or other taxable disposition of Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash plus the fair market value of any property received and such U.S. Participant's tax basis in such Shares sold or otherwise disposed of.  Subject to the PFIC rules discussed above, gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the Shares have been held for more than one year.

Gain or loss recognized by a U.S. Participant on the sale or other taxable disposition of Shares generally will be treated as “U.S. source” for purposes of applying the U.S. foreign tax credit rules unless the gain is subject to tax in Canada and is resourced as “foreign source” under the Canada-U.S. Tax Convention and such U.S. Participant elects to treat such gain or loss as “foreign source.”

Preferential tax rates apply to long-term capital gain of a U.S. Participant that is an individual, estate, or trust.  There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation.  Deductions for capital losses are subject to significant limitations under the Code.

Additional Considerations

Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Holder in foreign currency, or on the sale, exchange or other taxable disposition of Common Shares, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time).  A U.S. Holder will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt.  Any U.S. Holder who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes.  Each U.S. Holder should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Foreign Tax Credit

Subject to the PFIC rules discussed above, a U.S. Participant who pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax paid.  Generally, a credit will reduce a U.S. Participant’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant’s income subject to U.S. federal income tax.  This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year.

Complex limitations apply to the foreign tax credit, including the general limitation that the credit cannot exceed the proportionate share of a U.S. Participant’s U.S. federal income tax liability that such U.S. Participant’s “foreign source” taxable income bears to such U.S. Participant’s worldwide taxable income.  In applying this limitation, a U.S. Participant’s various items of income and deduction must be classified, under complex rules, as either “foreign source” or “U.S. source.”  Generally, dividends paid by a foreign corporation should be treated as foreign source for this purpose, and gains recognized on the sale of stock of a foreign corporation by a U.S. Participant should be treated as U.S. source for this purpose, except as otherwise provided in an applicable income tax treaty, and if an election is properly made under the Code.  However, the amount of a distribution with respect to the Shares that is treated as a “dividend” may be lower for U.S. federal income tax purposes than it is for Canadian federal income tax purposes, resulting in a reduced foreign tax credit allowance to a U.S. Participant.  In addition, this limitation is calculated separately with respect to specific categories of income.  The foreign tax credit rules are complex, and each U.S. Participant should consult its own tax advisor regarding the foreign tax credit rules.

Additional Tax on Passive Income

For tax years beginning after December 31, 2012, certain individuals, estates and trusts whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and net gain from disposition of property (other than property held in a trade or business).  U.S. Holders should consult with their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of Common Shares.

Backup Withholding and Information Reporting

Under U.S. federal income tax law and Treasury regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation.  For example, recently enacted legislation generally imposes new U.S. return disclosure obligations (and related penalties) on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of $50,000.  The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity.  U. S. Participants may be subject to these reporting requirements unless their Common Shares are held in an account at a domestic financial institution.  However, pursuant to recent IRS guidance, these new reporting requirements have been temporarily suspended pending release of IRS Form 8938.  Additional guidance is also expected regarding the specific information that will be required to be reported on IRS Form 8938.  Penalties for failure to file certain of these information returns are substantial.  U.S. Participants should consult with their own tax advisors regarding the requirements of filing information returns under these rules, including the requirement to file an IRS Form 8938 (after such form is released) for prior tax years in which the obligation to file such form was suspended.

Payments made within the U.S., or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of, Shares generally will be subject to information reporting and backup withholding tax, at the rate of 28% (and increasing to 31% for payments made after December 31, 2012), if a U.S. Participant (a) fails to furnish such U.S. Participant’s correct U.S. taxpayer identification number (generally on Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax.  However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.  Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.  Each U.S. Participant should consult its own tax advisor regarding backup withholding and information reporting obligations.

The Board recommends that shareholders vote FOR this resolution.

GENERAL MATTERS

It is not known whether any other matters will come before the Meeting other than those set forth above and in the Notice of Meeting, but if any other matters do arise, the person named in the Proxy intends to vote on any poll, in accordance with his or her best judgement, exercising discretionary authority with respect to amendments or variations of matters set forth in the Notice of Meeting and other matters which may properly come before the Meeting or any adjournment of the Meeting.

SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Company’s shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Company will be July 3, 2012. The Company may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Company by September 17, 2012 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on December 2, 2011.

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)

the Company’s latest Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)

the comparative financial statements and management’s discussion and analysis of the Company for the Company’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Company subsequent to the financial statements for the Company’s most recently completed financial year; and

(c)

this Circular.

Copies of the foregoing documents are also available on the Company’s website at www.rarelementresources.com or copies of the above documents will be provided by the Secretary of the Company, upon request, by mail at 225 Union Blvd, Suite 250, Lakewood, Colorado, 80228; or by email at ahite@rareelementresources.com, free of charge to shareholders of the Company.  The Company may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Company and who requests a copy of any such document.  Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.  Additional information relating to the Company is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Company through the methods described above.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Circular and accompanying materials for the Meeting, or the Company’s Annual Report on Form 10-K for the year ended June 30, 2011, the shareholder may receive copies by contacting the President and Chief Executive Officer of the Company at 225 Union Blvd, Suite 250, Lakewood, Colorado, 80228.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner.  Persons holding shares through a broker can request a single copy by contacting the broker.

BOARD APPROVAL

The contents of this Circular have been approved and its mailing authorized by the directors of the Company.

DATED at Lakewood, Colorado, the 28th day of October, 2011.

ON BEHALF OF THE BOARD

/s/ Donald E. Ranta

Donald E. Ranta,

Chief Executive Officer

APPENDIX “A”

FORM OF PROXY

(SEE ATTACHED)

Appendix A - 1

Rare Element Resources

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class COMMON SHARES

Holder Account Number

C9999999999 I ND

Fold

Form of Proxy - Annual and Special Meeting to be held on Friday, December 2, 2011

This Form of Proxy is solicited by and on behalf of the Board of Directors and Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.
6. The securities represented by this proxy will be voted in favour or withheld/abstained from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof except as may be restricted by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors.

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Proxies submitted must be received by 2:00 PM (Mountain Standard Time) on Wednesday, November 30, 2011.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

2

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of Rare Element Resources Ltd. hereby appoint(s): Donald E. Ranta, President and Chief Executive Officer of the Company, or failing him, Mark T. Brown, a Director of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, according to the recommendations of the Board) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Rare Element Resources Ltd. to be held at 225 Union Blvd, Suite 250, Lakewood, Colorado, on Friday, December 2, 2011 at 2:00 PM (Mountain Standard Time) and at any adjournment or postponement thereof except as may be restricted by law.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Donald E. Ranta	☐	☐	02. Mark T. Brown	☐	☐	03. M. Norman Anderson	☐	☐
04. Norman W. Burmeister	☐	☐	05. Gregory E. McKelvey	☐	☐	06. Paul Schlauch	☐	☐

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	For	Withhold
2. Appointment of Auditors Appointment of DeVisser Gray, Chartered Accountants as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
3. Adoption of 10% Rolling Stock Option Plan To consider and if deemed advisable, approve the adoption of a new stock option plan as more particularly described in the Company's Information Circular under the heading "Adoption of 10% Rolling Stock Option Plan."	☐	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

9 9 9 9 9 1 3 0 5 3 3 1 P I A R 1 J R R Q

3

Rare Element Resources

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class COMMON SHARES

Holder Account Number

C9999999999 IND

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Form of Proxy - Annual and Special Meeting to be held on Friday, December 2, 2011

This Form of Proxy is solicited by and on behalf of the Board of Directors and Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted in favour or withheld/abstained from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof except as may be restricted by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors.

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Proxies submitted must be received by 2:00 PM (Mountain Standard Time) on Wednesday, November 30, 2011.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by **Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

4

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of Rare Element Resources Ltd. hereby appoint(s): Donald E. Ranta, President and Chief Executive Officer of the Company, or failing him, Mark T. Brown, a Director of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, according to the recommendations of the Board) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Rare Element Resources Ltd. to be held at 225 Union Blvd, Suite 250, Lakewood, Colorado, on Friday, December 2, 2011 at 2:00 PM (Mountain Standard Time) and at any adjournment or postponement thereof except as may be restricted by law.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Donald E. Ranta	☐	☐	02. Mark T. Brown	☐	☐	03. M. Norman Anderson	☐	☐
04. Norman W. Burmeister	☐	☐	05. Gregory E. McKelvey	☐	☐	06. Paul Schlauch	☐	☐

2. Appointment of Auditors

Appointment of DeVisser Gray, Chartered Accountants as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.

For ☐ Withhold ☐

3. Adoption of 10% Rolling Stock Option Plan

To consider and if deemed advisable, approve the adoption of a new stock option plan as more particularly described in the Company's Information Circular under the heading "Adoption of 10% Rolling Stock Option Plan."

For ☐ Against ☐ Abstain ☐

4. Advisory Vote on Executive Compensation

For ☐ Against ☐ Abstain ☐

5. Advisory Vote on Frequency of an Advisory Vote on Executive Compensation

1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

9 9 9 9 9 1 3 0 5 3 3 1 P I A R 1 J R R Q

5

SCHEDULE “A”

RARE ELEMENT RESOURCES LTD.
(the “Company”)

AUDIT COMMITTEE CHARTER

The audit committee is a committee of the board of directors (the “Board”) to which the Board delegates its responsibilities for the oversight of the accounting and financial reporting process and financial statement audits.

The audit committee will:

(a)

review and report to the Board of the Company on the following before they are published:

(i)

the financial statements and MD&A (management discussion and analysis) (as defined in National Instrument 51-102) of the Company;

(ii)

the auditor’s report, if any, prepared in relation to those financial statements,

(b)

review the Company’s annual and interim earnings press releases before the Company publicly discloses this information,

(c)

satisfy itself that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements and periodically assess the adequacy of those procedures,

(d)

recommend to the Board:

(i)

the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; and

(ii)

the compensation of the external auditor,

(e)

oversee the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting,

(f)

monitor, evaluate and report to the Board on the integrity of the financial reporting process and the system of internal controls that management and the Board have established,

(g)

monitor the management of the principal risks that could impact the financial reporting of the Company,

(h)

establish procedures for:

(i)

the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(ii)

the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters,

(i)

pre-approve all non-audit services to be provided to the Company or its subsidiary entities by the Company’s external auditor,

Schedule A - 1

(j)

review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company, and

(k)

with respect to ensuring the integrity of disclosure controls and internal controls over financial reporting, understand the process utilized by the Chief Executive Officer and the Chief Financial Officer to comply with National Instrument 52-109.

Composition of the Committee

The committee will be composed of 3 directors from the Company’s Board, each of whom will be independent Independence of the Board members will be as defined by applicable legislation and as a minimum each independent committee member will have no direct or indirect relationship with the Company which, in the view of the Board, could reasonably interfere with the exercise of a member’s independent judgment.

All members of the committee will be financially literate as defined by applicable legislation.  If, upon appointment, a member of the committee is not financially literate as required, the person will be provided a three month period in which to achieve the required level of literacy.

Authority

The committee has the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties and the committee will set the compensation for such advisors.

The committee has the authority to communicate directly with and to meet with the external auditors and the internal auditor, without management involvement.  This extends to requiring the external auditor to report directly to the committee.

Reporting

The reporting obligations of the committee will include:

1.

reporting to the Board on the proceedings of each committee meeting and on the committee’s recommendations at the next regularly scheduled directors’ meeting; and

2.

reviewing, and reporting to the Board on its concurrence with, the disclosure required by Form 52-110F1 in any management information circular prepared by the Company.

Schedule A - 2

SCHEDULE “B”

RARE ELEMENT RESOURCES LTD.
(the “Company”)

BOARD OF DIRECTORS’ MANDATE

Board’s Purpose

The duties and responsibilities of the Directors follow from applicable corporate laws, as well as those duties and responsibilities generally agreed and approved by the board of directors (the “Board”).  The intent is that the duties and responsibilities guide the Board in complying with all applicable Canadian and U.S. legal and regulatory requirements.

Directors are accountable to the shareholders of the Company.

Board’s Mandate

The Board shall further the objectives of the Company by directing, supervising and otherwise reviewing and approving the stewardship of the Company.

All material transactions must be reviewed and approved by the Board prior to implementation.  Any responsibility that is not delegated to senior management or a Board committee remains with the full Board.  One of the Board’s responsibilities is to review and, if thought fit, to approve opportunities as presented by management and to provide guidance to management.  The Board relies on management for the preparation of periodic reports, and to provide the support and information necessary to enable the Board to fulfill its obligations effectively.

The Board has the responsibility to participate with management in developing and approving the mission of the business, its objectives and goals, the strategic plans arising, and monitoring subsequent performance against said plans.  Strategic issues are reviewed with management and addressed by the full Board at regularly scheduled Board meetings and at meetings specifically called for this purpose.   The Board’s strategic planning process involves having regular Board meetings to review reports on the Company’s operations, exploration and development programs, and permits meeting with management on a regular basis, and reviewing business opportunities as presented by management.

The Board also meets to:  plan for the future growth of the Company; identify risks of the Company’s business, thus ensuring the implementation of appropriate systems to manage these risks; monitor senior management; and ensure timely disclosure of material transactions through the issuance of news releases and financial statements.  The Board reviews financial performance quarterly.  Frequency of meetings as well as the nature of agenda items changes depending upon the state of the Company’s affairs and in light of opportunities or risks which the Company faces.  When necessary and appropriate, issues may be approved and adopted by the Board by way of written resolutions.

Composition

The Board shall be comprised with a majority of individuals who qualify as unrelated directors.

In deciding whether a particular Director is a “related Director” or an “unrelated Director”, the Board shall examine the factual circumstances of each Director and consider them in the context of factors considered to be relevant.

Schedule B - 1

Specific Responsibilities and Duties

The Board’s mandate includes the following duties and responsibilities:

1.

Reviewing and approving any proposed changes to the Company’s articles or notice of articles.

2.

Being responsible for, and taking appropriate action with respect to, any take-over bid, proposed merger, amalgamation, arrangement, acquisition of all or substantially all of the assets or any similar form of business combination, including the approval of any agreements, circulars or other documents in connection therewith.

3.

Approving payment of distributions to shareholders.

4.

Approving any offerings, issuances or repurchases of share capital or other securities.

5.

Approving the establishments of credit facilities and any other long-term commitments.

6.

Selecting and appointing, evaluation of and (if necessary) termination of the CEO.

7.

Succession planning and other human resource issues.  The appointment of all corporate officers requires Board authorization.

8.

Approving the compensation of the senior executive officers, including performance bonus plans and stock options.

9.

Adopting a strategic planning process, approving strategic plans, and monitoring performance against plans.

10.

Reviewing and approving annual operational budgets, capital expenditures and corporate objectives, and monitoring performance on each of the above.

11.

Reviewing policies and procedures to identify business risks, and ensure that systems and actions are in place to monitor them.

12.

Reviewing policies and process to ensure that the Company’s internal control and management information systems are operating properly.

13.

Approving the financial statements and MD&A, and making a recommendation to shareholders for the appointment of auditors.

14.

Approving the Company’s code of business ethics.

15.

Assessing the contribution of the Board, committees and all directors annually, and planning for succession of the Board.

16.

Arranging formal orientation programs for new directors, where appropriate.

17.

Never engage in or appear to engage in the payment of illegal payments or fees to expedite actions.

Schedule B - 2

Board Meeting Process

The powers of the Board may be exercised at a meeting for which notice has been given and at which a quorum is present or, in appropriate circumstances, by resolution in writing signed by all the directors.

Responsibility for Convening

Regular meetings of the Directors may be called and held at such time at such place as the Board may by resolution from time to time determine.  Any Director may call a meeting of Board at any time.

Notice of Meeting

Reasonable notice of the time and place of each meeting shall be given by mail or by telephone or any other method of transmitting legibly recorded messages.  A notice of meeting of directors need not specify the purpose of or the business to be transacted at meeting except where the Act requires such purpose or business to be specified.

Quorum

The quorum for the transaction of business at any meeting of the Board shall be a majority of directors or such other number of Directors as the Board may from time determine according to the articles of the Company.

Chairman

The chairman of the Board is elected annually at the first meeting of the Directors following the shareholders meeting.

Voting

At all meetings of the Board every resolution shall be decided by a majority of votes cast on the resolution and in case of any equality of votes, the Chairman has a second or casting vote.

Order of Business

The Board shall endeavour to conduct its business effectively and efficiently. Accordingly, it shall be normal procedure to provide Directors with the agenda and materials adequately ahead of time in order that they may arrive at the meeting fully prepared.

Board meetings shall normally proceed as follows:

Review and approval of the minutes of the proceeding meeting;

Business arising from the previous minutes;

Reports of committees;

President’s report, financial and operational reports;

Other business;

Schedule B - 3

Setting the date and time of the next meeting;

Private session for non-executive directors, without the presence of management; and

Adjournment.

Minutes of the Meeting

A secretary should be named for each Board and committee meeting and minutes should be circulated after such meeting.  Minutes of the committee meetings will be given to each Board member.

Schedule B - 4

SCHEDULE “C”

RARE ELEMENT RESOURCES LTD.
(the “Company”)

10% ROLLING STOCK OPTION PLAN

(SEE ATTACHED)

Schedule C - 1

2011 STOCK OPTION PLAN

(for approval by shareholders on December 2, 2011)

TABLE OF CONTENTS

PAGE

ARTICLE 1  -  DEFINITIONS AND INTERPRETATION

2

1.1

Definitions

2

1.2

Corporate Option Holders

4

1.3

Choice of Law

4

1.4

Headings

4

ARTICLE 2  -  PURPOSE AND PARTICIPATION

4

2.1

Purpose

4

2.2

Participation

4

2.3

Notification of Award

5

2.4

Copy of Plan

5

2.5

Limitation

5

ARTICLE 3  -  TERMS AND CONDITIONS OF OPTIONS

5

3.1

Board to Allot Shares

5

3.2

Limits on Grants of Options

5

3.3

Term of Option

6

3.4

Termination of Option; Accelerated Vesting

6

3.5

Exercise Price

9

3.6

Assignment of Options

9

3.7

Vesting Provisions

9

3.8

Adjustments

9

3.9

Exclusion From Severance Allowance, Retirement Allowance or Termination

            Settlement

9

3.10

Trading Blackouts

10

ARTICLE 4  -  EXERCISE OF OPTION

10

4.1

Exercise of Option

10

4.2

Issue of Share Certificates

10

4.3

Condition of Issue

10

4.4.

Cashless Exercise of Option

11

ARTICLE 5  -  ADMINISTRATION

11

5.1

Administration

11

5.2

Interpretation

11

5.3

Withholding

11

ARTICLE 6  -  AMENDMENT AND TERMINATION

12

6.1

Board May Amend

12

6.2

Shareholder Approval

13

6.3

Termination

14

6.4

Agreement

14

ARTICLE 7  -  APPROVALS REQUIRED FOR PLAN

14

7.1

Approvals Required for Plan

14

APPENDIX  “A”  – Special Requirements for Options granted to U.S. Participants

SCHEDULE “A” – Stock Option Plan Option Certificate

SCHEDULE “B” – Stock Option Plan Exercise Notice

Schedule C - 1

STOCK OPTION PLAN

ARTICLE 1  -  DEFINITIONS AND INTERPRETATION

1.1

Definitions

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)

“Award Date” means the date specified in an Option Certificate as the date on which an Option is granted and as approved by the Compensation Committee;

(b)

“Board” means the board of directors of the Corporation;

(c)

“Change of Control” means and shall be deemed to have occurred if one of the following events takes place:

(i)

the sale, transfer or other disposition of all or substantially all of the Corporation’s assets;

(ii)

the Corporation amalgamates or enters into a plan of arrangement with another company at arm’s length to the Corporation and its affiliates, other than an amalgamation or plan of arrangement that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such amalgamation or plan of arrangement; or

(iii)

any Person or combination of Persons acting jointly or in concert acquires or becomes the beneficial owner of, directly or indirectly, more than 50% of the voting securities of the Corporation, whether through the acquisition of previously issued and outstanding voting securities, or of voting securities that have not been previously issued, or any combination thereof, or any other transaction having a similar effect;

(d)

“Compensation Committee” means the committee authorized by the Board to determine the grant of Options pursuant to the Plan, subject to in all instances, ratification by the Board together with any restrictions established by the Board to the terms set out herein;

(e)

“Consultant” means a person who provides management or consulting services to the Corporation or any related entity on an ongoing basis under contract, but who is not an Employee;

(f)

“Corporation” means Rare Element Resources Ltd.;

Schedule C - 2

(g)

“Director” means any individual holding the office of director of the Corporation or any related entity;

(h)

“Disability” means a mental or physical disability which permanently prevents an Option Holder who is a Director or an Employee from continuing as a Director or an Employee as the case may be;

(i)

“Employee” means any individual regularly employed on a full-time or part-time basis by the Corporation or any related entity;

(j)

“Exercise Notice” means the notice respecting the exercise of an Option in the form set out as Schedule “B” hereto, duly executed by the Option Holder;

(k)

“Exercise Period” means the period during which a particular Option may be exercised and, in respect of each portion of such Option, is the period from and including the date of vesting thereof set forth in the Option Certificate to and including the Expiry Date;

(l)

“Exercise Price” means the price at which an Option may be exercised as determined in accordance with paragraph 3.5;

(m)

“Expiry Date” means the date determined in accordance with paragraph 3.3 and after which a particular Option cannot be exercised;

(n)

“Insider” has the meaning ascribed to such term in the TSX Company Manual;

(o)

“Mandatory Retirement” means the retirement of an Option Holder who is an Employee as a result of reaching the mandatory retirement age in the jurisdiction in which the Option Holder is employed;

(p)

“Option” means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

(q)

“Option Certificate” means the certificate, substantially in the form set out as Schedule “A” hereto, evidencing an Option;

(r)

“Option Holder” means a Director, Employee or Consultant or former Director, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

(s)

“Plan” means this Rare Element Resources Ltd. stock option plan;

(t)

“Personal Representative” means:

(i)

in the case of a deceased Option Holder, the executor or administrator of

  the deceased duly appointed by a court or public authority having         jurisdiction to do so; and

(ii)

in the case of an Option Holder who for any reason is unable to manage

  his or her affairs, the person entitled by law to act on behalf of such Option       Holder;

Schedule C - 3

(u)

“related entity” means a related entity, as such term is defined in National Instrument 45-106, of the Corporation;

(v)

“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital of the Corporation; and

(w)

“TSX” means the Toronto Stock Exchange.

1.2

Corporate Option Holders

Where an Option Holder is a corporation, the Option Holder will be deemed to have died or to have become subject to a Disability if an individual employed by the Option Holder who is principally responsible for providing services to the Corporation on behalf of the Option Holder dies or becomes subject to a physical or mental disability which permanently prevents the individual from providing the services normally provided by the Option Holder, if, in the opinion of the Corporation, acting reasonably, by reason of the death or disability of the individual, the Option Holder is no longer able to provide the services for which the Corporation has contracted.

1.3

Choice of Law

The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

1.4

Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE 2  -  PURPOSE AND PARTICIPATION

2.1

Purpose

The purpose of the Plan is to provide the Corporation with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Compensation Committee from time to time for their contributions toward the long term goals of the Corporation and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments.

2.2

Participation

The Compensation Committee shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Compensation Committee elects to award an Option to a Director, Employee or Consultant, the Compensation Committee shall on the date of such election, in its sole discretion, but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option.

Schedule C - 4

2.3

Notification of Award

Following the approval by the Compensation Committee of the awarding of an Option, the Corporate Secretary shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4

Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided by the Corporate Secretary with a copy of the Plan.  A copy of any amendment to the Plan shall be promptly provided by the Corporate Secretary to each Option Holder.

2.5

Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed by or provide services to the Corporation.

ARTICLE 3  -  TERMS AND CONDITIONS OF OPTIONS

3.1

Board to Allot Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the award of such Options.

3.2

Limits on Grants of Options

The maximum number of Shares issuable under the Plan, together with the number of Shares issuable under outstanding options granted otherwise than under the Plan, shall not in the aggregate exceed 10% of the issued and outstanding Shares (calculated as at the Award Date of such Options).  If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which Option expired or terminated shall again be available for the purposes of the Plan.

In addition, the Corporation shall not grant Options:

(a)

to any one person where such grant would result in such person holding Options to acquire Shares in excess of 5% of the issued and outstanding Shares as at the Award Date; or

(b)

that will result in the number of Shares issuable to Insiders of the Corporation at any time in excess of 10% of the issued and outstanding Shares as at the Award Date or that will result in the number of Shares issued to Insiders of the Corporation within any one year period in excess of 10% of the issued and outstanding Shares as at the Award Date under the Plan or when combined with all of the Corporation’s other security based compensation arrangements.

Schedule C - 5

3.3

Term of Option

Subject to paragraphs 3.4 and 3.10, the term of the Option shall be determined by the discretion of the Compensation Committee and shall not exceed the tenth anniversary of the Award Date of such Option.

3.4

Termination of Option; Accelerated Vesting

An Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Compensation Committee may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Lakewood, Colorado, on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Compensation Committee at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (f) below:

(a)

Death or Disability

In the event that the Option Holder should die or have a Disability while he or she is still a Director or Employee or be deemed to have died or have a Disability while it is a Consultant, the Expiry Date shall be one year from the date of death or Disability of the Option Holder. Any Options which are unvested as of the date of death or Disability will not vest.  Notwithstanding the foregoing, the Compensation Committee may, in its discretion, determine that any unvested Options of the Option Holder will immediately vest and become immediately exercisable.

(b)

Ceasing to hold Office

In the event that the Option Holder is a Director and such Option Holder ceases to be a Director other than by reason of death or Disability, notwithstanding the vesting provisions in the Option Certificate, all unvested Options of the Option Holder will immediately vest and become immediately exercisable and the Expiry Date of the Option shall be the 90th day following the date the Option Holder ceases to be a Director, unless the Option Holder ceases to be a Director but continues to be engaged as an Employee or Consultant, in which case the Options will not so vest and the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be a Director as a result of:

(i)

ceasing to meet the qualifications set forth in subsection 124(2) of the Business Corporations Act (British Columbia), as amended, or such other qualifications required by the corporate laws in any other jurisdiction under which the Corporation is continued or amalgamated; or

(ii)

a special resolution having been passed by the shareholders of the Corporation pursuant to subsection 128(3) of the Business Corporations Act (British Columbia), as amended, or an equivalent enactment pursuant

Schedule C - 6

to the corporate laws in any other jurisdiction under which the Corporation is continued or amalgamated; or

(iii)

by order of the British Columbia Securities Commission, the Ontario Securities Commission, the TSX or any other regulatory body having jurisdiction to so order, or

(iv)

his or her resignation, if he or she has been a Director for less than six months,

in which case the Expiry Date shall be the date the Option Holder ceases to be a Director and any Options which are unvested as of that date will not vest.

(c)

Ceasing to be Employed

In the event that the Option Holder is an Employee and such Option Holder ceases to be an Employee other than by reason of death, Disability, Mandatory Retirement or a Change of Control, the Expiry Date of the Option shall be the 90th day  following the date the Option Holder ceases to be an Employee, unless the Option Holder ceases to be an Employee but continues to be engaged as a Director or Consultant, in which case the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be an Employee as a result of:

(i)

termination for cause; or

(ii)

by order of the British Columbia Securities Commission, the Ontario Securities Commission, the TSX or any other regulatory body having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee. Any Options which are unvested as of the date the Option Holder ceases to be an Employee will not vest unless the Option Holder continues to be engaged as a Director or Consultant, in which case vesting of the Options shall be unchanged. Notwithstanding the foregoing, the Compensation Committee may, in its discretion, determine that any unvested Options of the Option Holder will immediately vest and become immediately exercisable.

(d)

Ceasing to be a Consultant

In the event that an Option Holder is a Consultant and such Option Holder ceases to be a Consultant by reason of the completion or termination of the contract under which the Consultant provides services to the Corporation, the Expiry Date of the Option shall be the 90th day  following the date the Option Holder ceases to be a Consultant unless the Option Holder ceases to be a Consultant but continues to be engaged as a Director or Employee, in which case the Expiry Date shall be the 90th day following the date the Option Holder ceases to be a Director or Employee. Any Options which are unvested as of the date the Option Holder ceases to be a Consultant will not vest unless the Option Holder continues to be engaged as a Director or Employee, in which case vesting of the Options shall be unchanged. Notwithstanding the foregoing, the Compensation Committee may, in its discretion,

Schedule C - 7

determine that any unvested Options of the Option Holder will immediately vest and become immediately exercisable.

In the event that an Option Holder is a Consultant and, upon completion of the contract under which the Consultant provided services to the Corporation such Consultant is subsequently hired by the Corporation and becomes an Employee within 90 days following the date the Option Holder ceases to be a Consultant of the Corporation, the Options previously granted to the Consultant will flow through to the Employee on the same terms and conditions of the original grant of Options.

(e)

Change of Control

(i)

In the event that the Option Holder holds his or her Option as an Employee or Consultant (other than an Option Holder who is a Director or an officer of the Corporation) and such Option Holder ceases to be an Employee or a Consultant as a result of a Change of Control at any time before six months have expired from the effective date of the Change of Control then, notwithstanding the vesting provisions of the Option Certificate of the Option Holder, all unvested Options of the Option Holder will immediately vest and become immediately exercisable and the Expiry Date shall be the earlier of the pre-existing Expiry Date and the date 90 days following the date on which the Employee or Consultant ceased to be such.

(ii)

In the event that the Option Holder is a Director or an officer of the Corporation and such Option Holder ceases to be an Employee, Director or Consultant as a result of a Change of Control at any time before six months have expired from the effective date of the Change of Control then, notwithstanding the vesting provisions of the Option Certificate of the Option Holder, all unvested Options of the Option Holder will immediately vest and become immediately exercisable and the Expiry Date shall be the earlier of the pre-existing Expiry Date and the date two years following the date on which the Employee, Director or Consultant ceased to be such.

(iii)

In the event that the Corporation enters into an agreement with another entity which may result in a Change of Control, or a “takeover bid” within the meaning of the Securities Act (British Columbia) is made for the Corporation by another entity which may result in a Change of Control, all unvested Options of the Option Holders will immediately vest and become immediately exercisable as of the date of the agreement or takeover bid.

(f)

Mandatory Retirement - Employee

In the event that an Option Holder is an Employee and such Option Holder ceases to be an Employee by reason of Mandatory Retirement, notwithstanding the provisions of the Option Certificate, all unvested Options of the Option Holder will immediately vest and become immediately exercisable and the Expiry Date will be one year from the date of retirement.

Schedule C - 8

3.5

Exercise Price

The Exercise Price shall be that price per share, as determined by the Compensation Committee in its sole discretion and announced as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, and shall not be less than the closing price of the Shares on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the last trading day immediately preceding the Award Date, provided, however, that the Compensation Committee may designate an Exercise Price below the closing price of the Shares on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the last trading day immediately preceding the Award Date if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Corporation or an affiliate of the Corporation.

3.6

Assignment of Options

Options are non-assignable and non-transferable.  Notwithstanding the forgoing, an Option Holder may transfer an Option (or any part thereof) to a corporation which is 100% owned by the Option Holder, provided that the transfer is permitted by and is effected in accordance with the applicable securities laws and the then applicable policies of the TSX.

3.7

Vesting Provisions

The Compensation Committee retains the discretion to impose vesting periods on any Stock Options granted to Directors, senior officers, Employees or Consultants.

3.8

Adjustments

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the “Event”), an Option, to the extent that it has not been exercised, shall be adjusted by the Compensation Committee in accordance with such Event in the manner the Compensation Committee deems appropriate. No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Option unless such amount of Shares represents the balance left to be exercised under the Option.

3.9

Exclusion From Severance Allowance, Retirement Allowance or Termination Settlement

If an Option Holder retires, resigns or is terminated from employment or engagement with the Corporation or any related entity, the loss or limitation, if any, pursuant to the Option Certificate with respect to the right to purchase Shares which were not vested at the time or which, if vested, were cancelled, shall not give rise to any right to damages and shall not be included in the

Schedule C - 9

calculation of nor form any part of any severance allowance, retiring allowance or termination settlement of any kind whatsoever in respect of such Option Holder.

3.10

Trading Blackouts

In the event the Expiry Date of an Option falls within a trading blackout period imposed by the Corporation, such Option will continue to be exercisable until the tenth business day following the expiry of such trading blackout period.

ARTICLE 4  -  EXERCISE OF OPTION

4.1

Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. An Option Holder or the Personal Representative of the Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Lakewood, Colorado on the Expiry Date by delivering to the Corporate Secretary an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option, subject to Section 4.4 or Section 5.3, if applicable, and the amount necessary to satisfy the Corporation’s withholding obligations pursuant to Section 5.3, if applicable.

4.2

Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Corporate Secretary shall cause to be delivered to the Option Holder a certificate for the Shares so purchased or, if a physical certificate is not issued due to the Corporation’s participation in a direct registration system, an ownership confirmation statement, subject to Section 4.4. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Corporate Secretary shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate or ownership confirmation statement, as applicable, for the balance of Shares available under the Option.

4.3

Condition of Issue

The Options and the issue of Shares by the Corporation pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the granting of such Options and the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to

Schedule C - 10

furnish to the Corporation any information, reports and/or undertakings required to comply with and to fully cooperate with the Corporation in complying with such laws, rules and regulations.

4.4.

Cashless Exercise of Option

Notwithstanding any other provision of the Plan, with the approval of the Board (which may be withheld entirely in the sole and unfettered discretion of the Board), an Option Holder who is an Employee of the Corporation may, in lieu of exercising an Option as provided in paragraph 4.1, elect to exercise such Option by providing written notice to the Corporation specifying that the Option Holder is subscribing for the number of Shares to which the Option Holder is entitled on exercise of the Option without payment of the Exercise Price therefor.  The number of Shares to be issued to the Option Holder upon such an election is the number obtained by dividing: (a) the difference between the closing price of the Shares as of the date of receipt by the Corporation of such notice and the Exercise Price of the Shares, multiplied by the number of Shares in respect of which the Option would otherwise be exercised upon payment of the aggregate Exercise Price, by (b) the closing price of the Shares as of the date of receipt by the Corporation of such notice.  Upon any such election, the Corporation may, at the discretion of the Board, instead of issuing to the Option Holder the number of Shares calculated in accordance with the preceding sentence, pay to the Option Holder by cheque the amount of money calculated in accordance with clause (a) of such sentence.

ARTICLE 5  -  ADMINISTRATION

5.1

Administration

The Plan shall be administered by the Corporate Secretary on the instructions of the Board.  The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Corporate Secretary or any Director, officer or Employee of the Corporation such administrative duties and powers as it may see fit.

5.2

Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Corporation.

5.3

Withholding

The Corporation may withhold from any amount payable to an Option Holder, either under this Plan or otherwise, such amount as may be necessary to enable the Corporation to comply with the applicable requirements of any federal, provincial, state, local or foreign law, or any administrative policy of any applicable domestic or foreign tax authority, relating to the withholding

Schedule C - 11

of tax or any other required deductions with respect to the issuance or exercise of Options under the Plan (“Withholding Obligations”). The Corporation shall also have the right in its sole discretion to satisfy any liability for any Withholding Obligations by selling, or causing a broker to sell, on behalf of any Option Holder who is an Employee of the Corporation such number of Shares issued to the Option Holder sufficient to fund the Withholding Obligations (after deducting commissions payable to the broker), or retaining any amount payable which would otherwise be delivered, provided or paid to the Option Holder hereunder.

The Corporation may require an Option Holder, as a condition to exercise of an Option, to make such arrangements as the Corporation may require so that the Corporation can satisfy applicable Withholding Obligations with respect to such exercise, including, without limitation, requiring the Option Holder to: (i) remit the amount of any such Withholding Obligations to the Corporation in advance; or (ii) reimburse the Corporation for any such Withholding Obligations, or in the case of an Option Holder who is an Employee; (iii) authorize the Corporation to sell, on behalf of the Option Holder, such number of Shares upon exercise of such Options as is required to satisfy the Withholding Obligations and to retain such portion of the net proceeds (after payment of applicable commissions and expenses) from such sale as the amount required to satisfy any such Withholding Obligations; or (iv) cause a broker who sells Shares acquired by the Option Holder under the Plan on behalf of the Option Holder to withhold from the proceeds realized from such sale the amount required to satisfy any such Withholding Obligations and to remit such amount directly to the Corporation.  The Corporation undertakes to remit any such amount to the applicable taxation or regulatory authority on account of such Withholding Obligations.

Any Shares of an Option Holder that are sold by the Corporation, or by a broker engaged by the Corporation (the “Broker”), to fund Withholding Obligations will be sold as soon as practicable in transactions effected on the TSX or such other stock exchange  where the majority of the trading volume and value of the Shares occurs. In effecting the sale of any such Shares, the Corporation or the Broker will exercise its sole judgement as to the timing and manner of sale and will not be obligated to seek or obtain a minimum price.  Neither the Corporation nor the Broker will be liable for any loss arising out of any sale of such Shares including any loss relating to the manner or timing of such sales, the prices at which the Shares are sold or otherwise.  In addition, neither the Corporation nor the Broker will be liable for any loss arising from a delay in transferring any Shares to an Option Holder.  The sale price of Shares sold on behalf of Option Holders will fluctuate with the market price of the Corporation’s Shares and no assurance can be given that any particular price will be received upon any such sale.

ARTICLE 6  -  AMENDMENT AND TERMINATION

6.1

Board May Amend

The Board shall have the power to, without shareholder approval, at any time and from time to time, either prospectively or retrospectively, amend, suspend or terminate the Plan or any Option granted under the Plan, including, without limiting the generality of the foregoing,

(a)

to alter, extend or accelerate the terms and conditions of vesting of any Options;

(b)

to amend or modify the mechanics of exercise of Options as set forth in Section 4;

Schedule C - 12

(c)

to effect amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment necessary to comply with the provisions of applicable laws (including, without limitation, the rules, regulations and policies of the TSX);

(d)

to effect amendments respecting the administration of the Plan; and

(e)

to effect amendments necessary to suspend or terminate the Plan;

provided always that any such amendment shall not, without the consent of the Option Holder, alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment in a manner materially prejudicial to such Option Holder.

Additionally, in the event of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation or any other similar corporate transaction or event involving the Corporation (or the Corporation shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs):

(i)

either (A) termination of any Option, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Option or realization of the Option Holder’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 6(i)(A), the Compensation Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Option or realization of the Option Holder’s rights, then such Option may be terminated by the Corporation without any payment) or (B) the replacement of such Option with other equivalent rights or property selected by the Compensation Committee or the Board, in its sole discretion;

(ii)

that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

(iii)

that such Option shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Option cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.

6.2

Shareholder Approval

Notwithstanding, the powers of the Board described in Section 6.1, shareholder approval (or disinterested shareholder approval, if required by the policies of the TSX) will be required for the following types of amendments:

Schedule C - 13

(a)

any increase in the % of the number of Shares issuable under the Plan, except such increases by operation of Section 3.8;

(b)

any reduction in the Exercise Price of an Option or the cancellation and reissue of an Option within three months of the date of such cancellation, excluding any Options granted on a value of value exchange basis, subject to TSX approval, provided however that any such Options are not granted to any Insiders of the Corporation;

(c)

any amendment which extends the term of an Option beyond its original Expiry Date except in accordance with Section 3.10;

(d)

any amendment which would permit an Option to be transferable or assignable other than for normal estate settlement purposes or in accordance with Section 3.6;

(e)

any amendment to Section 3.2, Section 6.1 or Section 6.2 of the Plan; and

(f)

any amendment required to be approved by shareholders under applicable law (including without limitation, pursuant to the rules, regulations and policies of the TSX).

6.3

Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination and notwithstanding such termination the Corporation, such Options, Option Holders, Directors and Employees and Shares shall continue to be governed by the provisions of the Plan.

6.4

Agreement

The Corporation and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan.  By accepting an Option granted hereunder, the Option Holder expressly agrees with the Corporation to be bound by the terms and conditions of the Plan.

ARTICLE 7  -  APPROVALS REQUIRED FOR PLAN

7.1

Approvals Required for Plan

Prior to its implementation by the Corporation, the Plan is subject to approvals by the shareholders of the Corporation at an annual and special meeting and the TSX.

Schedule C - 14

APPENDIX “A”

SPECIAL REQUIREMENTS FOR OPTIONS
GRANTED TO U.S. PARTICIPANTS

For purposes of this Appendix A, a U.S. Participant shall mean a Participant who is a U.S. citizen or a U.S. resident for U.S. federal tax purposes, in each case as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”).  In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the following limitations and requirements will apply to any Option granted to a U.S. Participant:

(a)

The Board may use its reasonable efforts to ensure that any adjustment with respect to the exercise price for and number of Shares subject to an Option (including, but not limited to, the adjustments contemplated under Section 3.8) granted to a U.S. Participant pursuant to this Plan will be made so as to comply with, and not create any adverse consequences under, sections 424 and 409A of the Code;

(b)

with respect to any extension of an Expiry Date in accordance with Section 3.10 of the Plan, the term "black-out" shall mean a period of time during which, pursuant to the policies of the Corporation that are reasonably designed to ensure compliance with applicable securities laws or rules of exchanges, trading in Shares or Options is prohibited or restricted;

(c)

Options granted to U.S. Participants that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code (“Incentive Stock Options”) shall, notwithstanding any other provision of this Plan to the contrary), be subject to the following limitations and requirements:

(i)

Notwithstanding Section 3.2, the maximum number of Shares issuable under Incentive Stock Options granted under the Plan shall not in the aggregate exceed 5,000,000 Shares;

(ii)

An Incentive Stock Option may be granted only to employees (including a Director or officer who is also an employee) of the Corporation (or of any parent or subsidiary of the Corporation).  For purposes of this Appendix, the term "employee" shall mean a person who is an employee for purposes of the Code and the terms "parent" and "subsidiary" shall have the meanings set forth in sections 424(e) and 424(f) of the Code;

(iii)

The aggregate fair market value (determined as of the date of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under this Plan and all other plans of the Corporation and of any parent or subsidiary of the Corporation) may not exceed US$100,000 or any limitation subsequently set forth in section 422(d) of the Code;

(iv)

As provided in Section 3.5, the exercise price of an Incentive Stock Options shall not be less than the closing price of the Shares on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the last trading day immediately preceding the Award Date; provided, however, that in the case of the grant of an Incentive Stock Option to a U.S.

Appendix A - 1

Participant who, at the time such Incentive Stock Option is granted, is a “10% shareholder” within the meaning of section 422(b)(6), the exercise price payable per Share upon exercise of such Incentive Stock Option will be not less than 110% of the closing price of the Shares on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the last trading day immediately preceding the Award Date;

(v)

Notwithstanding Sections 3.4 and 3.10, an Incentive Stock Option will terminate and no longer be exercisable no later than ten years after the date of grant of such Incentive Stock Option; provided, however, that in the case of a grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% shareholder, such Incentive Stock Option will terminate and no longer be exercisable no later than five years after the date of grant of such Incentive Stock Option;

(vi)

Notwithstanding Section 3.4, if a U.S. Participant who has been granted Incentive Stock Options ceases to be employed by the Corporation (or by any parent or subsidiary of the Corporation) for any reason, whether voluntary or involuntary, other than death, permanent disability or cause, such Incentive Stock Option shall be exercisable by the U.S. Participant (to the extent such Incentive Stock Option was vested on the date of cessation of employment) at any time prior to the earlier of (i) the date that is three months after the date of cessation of employment or (ii) the expiration of the term of such Incentive Stock Option. If a U.S. Participant who has been granted Incentive Stock Options ceases to be employed by the Corporation (or by any parent or subsidiary of the Corporation) because of the death or permanent disability of such U.S. Participant, such U.S. Participant, such U.S. Participant's personal representatives or administrators, or any person or persons to whom such Incentive Stock Option is transferred by will or the applicable laws of descent and distribution, may exercise such Incentive Stock Option (to the extent such Incentive Stock Option was vested on the date of death or permanent disability, as the case may be) at any time prior to the earlier of (i) the date that is one year after the date of death or permanent disability, as the case may be, or (ii) the expiration of the term of such Incentive Stock Option.  For purposes of this Appendix, the term "permanent disability" has the meaning assigned to that term in section 422(e)(3) of the Code;

(vii)

Notwithstanding Section 3.6, an Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant's lifetime only by such U.S. Participant, and an Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned or pledged by such U.S. Participant, except by will or by the laws of descent and distribution;

(viii)

An Incentive Stock Option shall cease to be an Incentive Stock Option to the extent that the Participant exercises the Option using the cashless (or “net”) exercise feature described in Section 4.4 and Schedule B; and

(ix)

No Incentive Stock Option will be granted more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Corporation.

Appendix A - 2

SCHEDULE “A”

RARE ELEMENT RESOURCES LTD.

(the “Corporation”)

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the Corporation’s Stock Option Plan (the “Stock Option Plan”) and evidences that ◆ is the holder of a non-transferable option (the “Option”), to purchase up to ◆ common shares (the “Shares”) in the capital of the Corporation at a purchase price of $◆ per Share as set out below (the “Exercise Price”).

Subject to the provisions of the Stock Option Plan and, if applicable, the holder’s employment or consulting contract, as it may be amended, this Option is awarded as of ◆ (the “Award Date”) and shall expire on ◆ (the “Expiry Date”).

This Option will become vested and exercisable as follows:

To exercise this Option, the Exercise Notice in the form annexed hereto, shall be delivered to the Corporate Secretary of the Stock Option Plan through to and including 5:00 p.m. local time in Lakewood, Colorado on the Expiry Date, together with the Certificate and a certified cheque or bank draft payable to Rare Element Resources Ltd. in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised together with the amount of any applicable Withholding Obligations under the Stock Option Plan; provided however that in the case of a “cashless exercise” of Options pursuant to section 4.4 of the Stock Option Plan, no payment will be required to be made to the Corporation whatsoever, and further provided that, if pursuant to section 5.3 of the Stock Option Plan, an Option holder (the “Option Holder”) instructs the Corporation to sell Shares issued upon exercise of an Option to satisfy any Withholding Obligations of the Option Holder, no further payment will be required to be made by the Option Holder in respect of such Withholding Obligations.

This Certificate is issued for convenience only and is not assignable, transferable or negotiable.  This Certificate is subject to the detailed terms and conditions contained in the Stock Option Plan and the employment or consulting contract, as it may be amended, in the case of any dispute with regard to any matter in respect hereof, the provisions of the Stock Option Plan, the employment or consulting contract, as it may be amended, and the records of the Corporation shall prevail.

DATED this ◆ day of ◆, ◆.

RARE ELEMENT RESOURCES LTD.

Per:

Schedule A - 1

SCHEDULE “B”

RARE ELEMENT RESOURCES LTD.

(the “Corporation”)

STOCK OPTION PLAN

EXERCISE NOTICE

TO:

The Corporate Secretary of the Corporation

Rare Element Resources Ltd.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

1.

EXERCISE OF OPTION

A.

Exercise of Option

The undersigned hereby irrevocably gives notice, pursuant to the Corporation’s Stock Option Plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(i)

all of the shares which are the subject of the Option Certificate attached hereto (the “Shares”); or

(ii)

                            of the Shares.

Calculation of total Purchase Price:

Number of Shares to be acquired on exercise:

Multiplied by the Exercise Price per Share:

$

Equals total Purchase Price:

$

B.

Exercise of Cashless Option

The undersigned hereby irrevocably gives notice, pursuant to section 4.4 of the Corporation’s Plan, of the exercise of the Option to acquire and hereby subscribe for the Shares, on a “cashless basis.”

Calculation of total number of Shares to be Acquired on exercise of “cashless option”:

Exercise Price per Share:

$

Minus Market Price of the Shares as of the date

of receipt by the Corporation of such notice:

$

Multiplied by the Number of Shares in respect of which

the Option would otherwise be exercised upon payment

of the aggregate Exercise Price:

Divided by the Market Price of the Shares as of the

date of receipt by the Corporation of such notice:

$

Equals Number of Shares to be acquired on exercise:

Schedule B - 1

At the sole discretion of the Board, instead of issuing to the Option Holder the number of Shares calculated in accordance with the manner set forth above, the Corporation may elect to pay to the Option Holder by cheque the amount of money calculated as follows:

Exercise Price per Share:

$

Minus Market Price of the Shares as of the date

of receipt by the Corporation of such notice:

$

Multiplied by the Number of Shares in respect of which

the Option would otherwise be exercised upon payment

of the aggregate Exercise Price:

Equals total Payment to the Option Holder:

$

2.

WITHHOLDING OBLIGATIONS

The undersigned acknowledges that the Corporation has tax remittance and Withholding Obligations pursuant to the Income Tax Act (Canada).  Accordingly, in accordance with Section 5.3 of the Plan, the undersigned [check applicable item]:

_____

has enclosed a cheque(s) for the Purchase Price and all applicable withholdings, in which case, the undersigned has [tick one or both boxes, as applicable]:

☐

sold __________ number of Shares at $                  price

=$

Less Purchase Price of Shares and commissions

=$

Times % tax rate

=                      %

Withholding Obligation

=$

☐

              Shares have not been sold; therefore the Withholding Obligation is calculated as follows:

Market Value of Shares

=$

Less Purchase Price of Shares

=$

Times % tax rate

=                      %

Withholding Obligation

=$

_____

in the case of an Option Holder who is an Employee of the Corporation, authorizes the Corporation to sell, on behalf of the Employee, such number of Shares as is required to satisfy any such Withholding Obligations and to remit the proceeds from the sale of such Shares on account of such Withholding Obligations.

_____

in the case of an Option Holder who is an Employee of the Corporation, undertakes to cause the broker who sells Shares acquired by the Option Holder to withhold from the proceeds realized from such sale the amount required to satisfy any such Withholding Obligations and to remit such amount directly to the Corporation.

The undersigned’s estimated taxable income for the current tax year is ______________________.

Schedule B - 2

3.

RESIDENCY

The undersigned certifies that he or she is a resident of ________________ [insert country].

4.

DELIVERY OF SHARES

The Corporation is directed to deliver the share certificate evidencing the number of Shares, or in the case of an Option Holder who is an Employee of the Corporation and has pursuant to section 4.4 of the Plan elected to exercise the Option to acquire and subscribe for the Shares on a “cashless basis”, at the sole discretion of the Corporation, a cheque evidencing the payment applicable to such Option Holder, to be issued to the undersigned pursuant to this Exercise Notice to the following address:

All capitalized terms, unless otherwise defined in this Exercise Notice, will have the meaning provided in the Plan.

DATED the                        day of                                                    ,                     .

Witness

Signature of Option Holder

Name of Witness [Please Print]

Name of Option Holder [Please Print]

Social Insurance Number of Option Holder

[For Tax Remittance Purposes]

Schedule B - 3